LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                               SEMI-ANNUAL REPORT

                     For the Six Months Ended June 30, 2000










This Semi-Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.

                                    CONTENTS





Message from the President.....................................................2


LPT Variable Insurance Series Trust:
Individual Portfolio Review..................................................3-8
Statements of Assets & Liabilities.............................................9
Statements of Operations......................................................10
Statements of Changes in Net Assets........................................11-12
Financial Highlights.......................................................13-17
Schedules of Investments...................................................18-30
Notes to Financial Statements..............................................31-37



                           MESSAGE FROM THE PRESIDENT




Dear Contract Owner:

We are pleased to provide you with the Semi-Annual Report for the LPT Variable Insurance Series Trust for the six months ending June 30, 2000.

Investment performance for the Portfolios are as follows: Strong Growth Portfolio was up 9.50% compared to the S&P 500 Index, which was down 0.42% and the Russell 2000 Small Company Index, which rose 3.04%, MFS Total Return Portfolio was up 2.60% as compared to the Lipper Balanced Fund Index which was up 1.74% and the Lehman Brothers Aggregate Bond Index, which was up 3.99%, RS Diversified Growth Portfolio was down 2.13% as compared to the S&P 500 Index, which was down 0.42% and the Russell 2000 Small Company Index, which was up 3.04%, Lexington Corporate Leaders Portfolio was down 8.08% as compared to the Lipper Large-Cap Value, which was down 1.99% and the S&P 500 Index, which was down 0.42%, Harris Associates Value Portfolio was down 7.10% compared to the Lipper Multi-Cap Value Index, which was down 0.77% and the S&P 500 Index, which was down 0.42%, and SAI Global Leaders Portfolio was down 7.44% compared to the S&P 500 Index, which was down 0.42%.

I am both pleased and proud to inform you that Morningstar, a leading provider of mutual fund, stock, and variable insurance investment information, has assigned a 5 star (its highest) rating to two of our Portfolios: Strong Growth and RS Diversified Growth.

We will continue to monitor the performance of each of the investment options carefully. Our ongoing objective is to provide you with the highest quality investment choices.

Thank you for choosing the Regency Variable Annuity. We look forward to serving your investment needs in the future.



William F. Duff
President
LPT Variable Insurance Series Trust


                        HARRIS ASSOCIATES VALUE PORTFOLIO


INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the six months ended June 30, 2000:

Harris Associates Value
 Portfolio              (7.10%)*
S&P 500 Index           (0.42%)
Lipper Multi-Cap
  Value Index           (0.77%)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Multi-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Multi-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Multi-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of -7.10% for the six months ending June 30, 2000. Comparatively, the returns for the S&P 500 Index and the Lipper Multi-Cap Value Index were -0.42% and - 0.77%, respectively.

The first two months of the year proved to be difficult for value investors in general. Momentum pushed the growth and speculative sectors to new highs. However, a sharp shift to value occurred during the latter part of the first quarter and much of the second quarter. From its peak in early March, the previously unstoppable Nasdaq fell 40% by the end of May, only to rebound sharply in the final weeks of the quarter. During the second quarter, the Portfolio rebounded and was up .62% while most of the major averages were down.

Given this rebound during the quarter, the impact of "window dressing" and "index rebalancing" had a tremendous effect on performance for the quarter and the month of June. On Friday, June 30 our Portfolios, as well as our value benchmarks, were down approximately 2.5% for the day. There was no news on any of our companies that would merit such a one-day move. Indeed, a large portion of the decline occurred in the last half-hour of trading. On the first trading day in July, the 3rd (a shortened day for the market, in which one would expect little activity) we regained nearly all of the 2.5%. On the second day of trading, we more than passed where we had been the day before the 30th.

What caused this shift to value, and will it continue? The shift, we feel, was the result of the market's/investor's recognition of several fundamental and market related issues facing the Nasdaq and many of the high fliers: poor earnings quality, crumbling finances, insider selling and shaky stock price momentum. At the same time, our Portfolio looked extremely attractive---strong fundamentals and low valuation. We believe the shift to value will continue and is likely to mark the beginning of a transition to a longer term value cycle.


$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Harris Associates Value Portfolio     - X
S&P 500 Index                         - Y
Lipper Multi-Cap Value Index          - Z

$24,000--------------------------------------------------------------  Y $23,798
$22,000--------------------------------------------------------------
$20,000--------------------------------------------------------------
$18,000--------------------------------------------------------------
$16,000--------------------------------------------------------------  Z $16,344
$14,000--------------------------------------------------------------  X $15,377
$12,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Multi-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Multi-Cap Value Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/00
                                  6 Months          3 Years     Since Inception
                                  --------          -------     ---------------
                                                              (February 9, 1996)
Harris Associates Value Portfolio (7.10%)*          3.58%*           10.29%*
S&P 500 Index                     (0.42%)          19.67%            21.83%
Lipper Multi-Cap Value Index      (0.77%)           7.20%            11.84%


                           MFS TOTAL RETURN PORTFOLIO

INVESTMENT SUB-ADVISOR
Massachusetts Financial Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for capital growth and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the six months ended June 30, 2000:

MFS Total Return
  Portfolio                          2.60%*
Lehman Brothers Aggregate
  Bond Index                         3.99%
Lipper Balanced
  Fund Index                         1.74%

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Balanced Fund Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The MFS Total Return Portfolio earned a total return of 2.60% for the six months ending June 30, 2000. Comparatively, the return for the Lehman Brothers Aggregate Bond Index & Lipper Balance Fund Index were 3.99% and 1.74% respectively.

Due to a steady rise in interest rates during the past year, it has been a difficult environment for bonds. However, the Portfolio's bond holdings posted positive returns during the period, and generally added stability to the Portfolio in a period marked by highly volatile equity markets. At the same time, our equity stake was bolstered by our focus on value stocks, and strong security selection in energy and insurance stocks, which significantly contributed to the Portfolio's total return.

Among energy stocks, oil services as well as exploration and production companies provided an impressive boost to performance. These stocks are typically very sensitive to oil and natural gas price changes and benefited immensely from rising prices.

We also took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records. Stocks such as Pharmacia and Abbott Laboratories came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

With regard to our bond holdings during this period, as corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. With corporate bonds, we also found ourselves in the right areas of the market. Our positioning in various telecommunications and media issues proved particularly beneficial.

Looking forward, while certain pockets of the market remain overvalued in our view, we are still finding some quality companies at what we think are attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution given the Federal Reserve Board's determination to slow down the economy.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

MFS Total Return Portfolio            - X
Lehman Brothers Aggregate Bond Index  - Y
Lipper Balanced Fund Index            - Z

$17,000--------------------------------------------------------------  Z $16,528
$16,000--------------------------------------------------------------
$15,000--------------------------------------------------------------  X $15,329
$14,000--------------------------------------------------------------
$13,000--------------------------------------------------------------
$12,000--------------------------------------------------------------  Y $12,234
$11,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/00
                                  6 Months          3 Years     Since Inception
                                  --------          -------     ---------------
                                                              (February 9, 1996)
MFS Total Return Portfolio          2.60%*           8.55%*           10.86%*
Lehman Brothers Aggregate Bond
 Index                              3.99%            6.04%             5.64%
Lipper Balanced Fund Index          1.74%           11.31%            12.55%

                             STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.

PERFORMANCE
Net total return for the six months ended June 30, 2000:

Strong Growth Portfolio        9.50%*
Russell 2000 Small
 Company Index                 3.04%
S&P 500 Index                 (0.42%)

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of 9.50% for the six months ending June 30, 2000. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were 3.04% and -0.42%, respectively.

The second period was characterized by severe market volatility, most notably in NASDAQ issues, combined with a rotation from highly valued growth stocks into less expensive market sectors. The sell-off has reduced the valuation disparity between sectors, especially for concept stocks lacking meaningful earnings. The S&P 500 fared much better than the NASDAQ mainly because investors shifted into the so-called "Old Economy" stocks.

In the second quarter, optical and networking technology companies as well as various health care related stocks provided the strongest relative performance for the Portfolio. We remain committed to our investments in the direct beneficiaries of the networked economy. The acceptance of the internet as an important source of competitive advantage should continue to enhance the prospects of companies engage prospects of companies engage in e-commerce, wireless communications, bandwidth expansion, and software. In addition, the genomics revolution continues with several important milestones achieved this quarter. Although progress will be slow, we continue to focus on the enablers of genomic discovery and some of the leading companies in biotech research. Overall we continue to like the secular healthcare demands of an aging population and the outlook for high quality pharmaceutical and drug store stocks.

With recent economic data pointing to more moderate growth trends, it is becoming increasingly likely that an end to the Fed's tightening phase is upon us. As investors attention shifts from Fed policy to the risk-reward profile of individual issues, it seems likely that the valuation disparity between technology stocks and "Old Economy" issues will continue to close. Although technology remains an attractive growth area, reasonably valued companies positioned to capitalized on the networked economy will likely gain ground on a relative basis. We are also watching specialty retail stocks, which have become attractive to us because we believe that the pressure put on these stocks by Fed tightening should ease during the next quarter.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Strong Growth Portfolio               - X
Russell 2000 Small Company Index      - Y
S&P 500 Index                         - Z

$42,000--------------------------------------------------------------
$38,000--------------------------------------------------------------  X $39,190
$34,000--------------------------------------------------------------
$30,000--------------------------------------------------------------
$26,000--------------------------------------------------------------
$22,000--------------------------------------------------------------  Z $23,798
$18,000--------------------------------------------------------------  Y $17,055
$14,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/00
                                  6 Months          3 Years     Since Inception
                                  --------          -------     ---------------
                                                              (February 9, 1996)
Strong Growth Portfolio             9.50%*          42.27%*           36.48%*
Russell 2000 Small Company
 Index                              3.04%           10.57%            12.93%
S&P 500 Index                      (0.42%)          19.67%            21.83%



                         RS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
RS Investment Management Company, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the six months ended June 30, 2000:

Robertson Stephens Diversified
 Growth Portfolio              (2.13%)*
Russell 2000 Small
 Company Index                  3.04%
S&P 500 Index                  (0.42%)

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The RS Diversified Growth Portfolio earned a total return of -2.13% for the six months ending June 30, 2000. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were 3.04% and -0.42%, respectively.

Sparked by a break in biotech stocks in early March, small cap stocks declined precipitously in March, then entered into a period of volatility in April and most of May in which the general trend was downward. Small cap stocks rallied into June providing some positive momentum as the quarter closed. The second quarter decline only contributed to the day to day volatility that has come to characterize this market environment. The Leuthold Group, a well respected market research firm, estimates that 79% of the trading days in the NASDAQ Composite Index through the first six months of this year qualify as "high volatility" trading days. They define "high volatility" as greater than 1% daily changes in the index. By this measure, we are in the most volatile market since 1938.

We finished the second quarter with a technology weighting of approximately 30%. While we are very optimistic about technology on a long-term basis, we sensed that many technology stocks had reached very rich valuations and were vulnerable in a correction. This was probably the right analysis, but in the end, several of our technology positions took several beatings in the second quarter correction.

We achieved positive performance from a number of stocks that fall into the health care sector. For the past several quarters, biotechnology stocks have been the primary source of performance in the entire health care universe. We believe that the advances in genome coding will create some big opportunities for investors, but we are wary of valuing many of these companies.

The dominant theme in the economy is slower growth. We are now starting to see the effect of interest rate hikes which began 12 months ago. Retail and auto sales have slowed , employment gains are down from first quarter. Hourly earnings are up but their growth rate has slowed. The Fed succeed in engineering the soft landing they have targeted. That said, we are cautious and expect the market to remain volatile.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

RS Diversified Growth Portfolio       - X
Russell 2000 Small Company Index      - Y
S&P 500 Index                         - Z

$34,000--------------------------------------------------------------  X $33,233
$30,000--------------------------------------------------------------
$26,000--------------------------------------------------------------
$22,000--------------------------------------------------------------  Z $23,798
$18,000--------------------------------------------------------------  Y $17,055
$14,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the RS Diversified Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/00
                                  6 Months          3 Years     Since Inception
                                  --------          -------     ---------------
                                                              (February 9, 1996)
RS Diversified Growth Portfolio    (2.13%)*         51.60%*           31.45%*
Russell 2000 Small Company
 Index                              3.04%           10.57%            12.93%
S&P 500 Index                      (0.42%)          19.67%            21.83%


                      LEXINGTON CORPORATE LEADERS PORTFOLIO


INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO
Invests in large, well-established companies believed to have long-term capital growth and earnings.

PERFORMANCE
Net total return for the six months ended June 30, 2000:

Lexington Corporate Leaders
  Portfolio                    (8.08%)*
S&P 500 Index                  (0.42%)
Lipper Large-Cap
  Value Index                  (1.99%)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Large-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Large-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Large-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Lexington Corporate Leaders Portfolio earned a total return of -8.08% for the six months ending June 30, 2000. Comparatively, the returns for the S&P 500 Index and the Lipper Large-Cap Value Index were -0.42% and -1.99%, respectively.

During the first half of 2000, rising interest rates and signs of an economic slowdown led to an increase in market volatility. Although these factors have affected different sectors of the market to varying degrees, value stocks have once again underperformed both growth stocks and the general market. Against this generally negative backdrop, several of the Portfolio's holdings suffered from company-specific bad news.

Proctor & Gamble's shares were hit particularly hard in the face of disappointing earnings and major changes in its top management. AT&T has been hurt by declining market share in its traditional business and its new business have not yet grown enough to offset these declines. Lucent Technologies (which was formed from the systems and technologies business of AT&T) has turned in poor returns this year, reflecting revenues and earnings disappointments.

On the positive side, several of the Portfolio's holdings performed very well during the first half. Union Pacific, the largest railroad in the U.S. , has been experiencing strong traffic volume growth this year and is expected to experience strong growth. At the same time, it is emphasizing increased efficiency and service improvements, which should contribute to continued positive returns over the near and medium terms. Although still in the midst of streamlining operations. Citigroup, formed by the merger of Citicorp and Travelers, has been recording exceptional operating results in 2000. Given its presence in growing markets and the expected efficiencies resulting from further cost controls, this large financial services conglomerate should continue to deliver superior operating results over the next few years.

Over the long term, we are quite confident about the prospects for the Portfolio. As investors adjust to more rational return expectations in the equity markets, we expect the overlooked value stocks, such as those contained in the Portfolio, to provide better returns over the long term.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Lexington Corporate Leaders Portfolio - X
S&P 500 Index                         - Y
Lipper Large-Cap Value Index          - Z

$24,000--------------------------------------------------------------  Y $23,798
$22,000--------------------------------------------------------------
$20,000--------------------------------------------------------------
$18,000--------------------------------------------------------------  Z $18,891
$16,000--------------------------------------------------------------  X $17,411
$14,000--------------------------------------------------------------
$12,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, the S&P 500 Index, and the Lipper Large-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Large-Cap Value Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/00
                                  6 Months          3 Years     Since Inception
                                  --------          -------     ---------------
                                                              (February 9, 1996)
Lexington Corporate Leaders
 Portfolio                         (8.08%)*          8.87%*           13.46%*
S&P 500 Index                      (0.42%)          19.67%            21.83%
Lipper Large-Cap Value Index       (1.99%)          12.06%            15.59%



                          SAI GLOBAL LEADERS PORTFOLIO


INVESTMENT SUB-ADVISOR
Select Advisors, Inc.

ABOUT THE PORTFOLIO
Invests primarily in equity securities of foreign & domestic companies with large capitalization to obtain long-term capital growth.
PERFORMANCE
Net total return for the six months ended June 30, 2000:

SAI Global Leaders
  Portfolio            (7.44%)*
S&P 500 Index          (0.42%)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse and waive certain operating expenses of the Portfolio. In the absence of the expense reimbursement and fee waivers, total return would have been lower.

The SAI Global Leaders Portfolio earned a total return of -7.44% for the six months ending June 30, 2000, compared to -0.42% for the S&P 500 Index.

The second quarter slowdown that occurred was a reaction to an unsustainable first quarter growth, which was propelled by early tax refunds, unseasonably mild weather and millennium effects.

Shares prices rallied off their lows in April. Most modern day investors view every price fall as a buying opportunity, which makes it unlikely that the second quarter market correction and increased volatility will dent consumer consumption.

With weak real growth and higher potential growth, surging inflationary pressures may be farther off than currently anticipated. Lack of inflationary pressures should help interest rates stabilize and provide a more positive backdrop for financial assets. This, of course is not the end of the story, since both interest rates and earnings determine levels of stock prices.

While the fear of aggressive Federal Reserve tightening early in the second quarter put downward pressure on several individual names in the Portfolio, we believe this is exactly the prescription needed to purge the extreme optimism that existed for internet and biotechnology companies of spurious financial strength and questionable earnings power. Removal of speculative trading in these securities should direct more interest to companies with current earnings, comparative profitability, and the ability to generate after-tax cash flows. In other words, more buying interest should develop for the kinds of companies we focus on in the SAI Global Leaders Portfolio. In 1999, companies without earnings in the NASDAQ advanced over 115%, but companies with earnings advanced over 50%.

In conclusion, the later half of 2000 should see reduced pressure from the Federal Reserve, greater emphasis on companies with strong fundamentals and reasonable valuations, and lesser volatility compared to the recent quarter. In other words, we expect improved performance from U.S. and selected worldwide financial assets, and competitive returns in your Portfolio.

$10,000 Hypothetical Investment since inception May 11, 1999
----------------------------------------------------------------

SAI Global Leaders Portfolio          - X
S&P 500 Index                         - Y

$12,500--------------------------------------------------------------
$12,000--------------------------------------------------------------
$11,500--------------------------------------------------------------
$11,000--------------------------------------------------------------  X $10,830
$10,500--------------------------------------------------------------  Y $10,517
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the SAI Global Leaders Portfolio and the S&P 500 Index on May 11, 1999, the inception date of the Portfolio. The figures for the Portfolio and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/00
                                                    6 Months     Since Inception
                                                    --------     ---------------
                                                                  (May 11, 1999)
SAI Global Leaders Portfolio                        (7.44%)*           7.25%*
S&P 500 Index                                       (0.42%)            4.52%

                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                       June 30, 2000 (Unaudited)



                                                      Harris
                                                    Associates            MFS Total                           RS
                                                       Value               Return      Strong Growth   Diversified Growth
Assets                                               Portfolio            Portfolio      Portfolio       Portfolio
                                                  ---------------- ----------------- ----------------- --------------------
Investments at value, see accompanying schedules      $ 6,313,589       $12,086,171      $15,440,761      $14,084,005
Repurchase agreements at cost and value                   296,000                 0        1,052,000          257,000
Cash and foreign currency at value                            213               348              604              852
Dividends and interest receivable                          17,497            87,191            1,552            2,488
Receivable for investments securities sold                      0            62,618          447,757           81,815
Receivable for Trust shares sold                                0             7,286                0            1,370
Expense reimbursement receivable                            3,977             2,469                0                0
Other assets                                                2,319             2,319            2,319            2,319
                                                            -----             -----            -----            -----
         Total Assets                                 $ 6,633,595       $12,248,402      $16,944,993      $14,429,849

Investments at cost                                   $ 7,014,414       $11,892,832      $11,891,640      $13,072,040
Foreign currency at cost                                       $0              $452               $0               $0

Liabilities

Payable for investments securities purchased                   $0           $81,953         $261,853          $74,241
Payable for Trust shares redeemed                           4,040             7,484           10,162            8,586
Payable to London Pacific                                       0                 0            8,489            8,530
Custodian fees payable                                      7,647            17,627           16,986           12,972
Advisory fees payable                                      17,055            22,818           29,161           33,515
Accrued legal and audit fees                               15,003            15,003           15,153           15,153
Accrued expenses and other liabilities                        416             8,235              416              416
                                                              ---             -----              ---              ---
         Total Liabilities                                 44,161           153,120          342,220          153,413


Net Assets                                            $ 6,589,434       $12,095,282      $16,602,773      $14,276,436
                                                      ===========       ===========      ===========      ===========

Components of Net Assets:
     Paid-in capital                                  $ 6,590,393       $10,903,246       $8,946,594       $7,196,872
     Undistributed net investment income (loss)            56,477           514,356          (71,995)        (102,063)
     Accumulated net realized gain (loss) on
       securities and foreign currency transactions       643,389           484,445        4,179,053        6,169,662
     Net unrealized appreciation (depreciation)of
        securities and foreign currency transactions     (700,825)          193,235        3,549,121        1,011,965
                                                         --------           -------        ---------        ---------

Net Assets                                            $ 6,589,434       $12,095,282      $16,602,773      $14,276,436
                                                      ===========       ===========      ===========      ===========
Shares Outstanding (unlimited authorization,
 $.01 par value)                                          508,270           852,795          554,195          632,866
                                                          =======           =======          =======          =======
Net Asset Value, Offering Price and Redemption
Price, Per Share (net assets/shares outstanding)         $  12.96       $     14.18         $  29.96         $  22.56
                                                         ========       ===========         ========         ========

                                                                               See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                       June 30, 2000 (Unaudited)



                                                       Lexington            SAI
                                                       Corporate           Global
                                                        Leaders            Leaders
Assets                                                 Portfolio          Portfolio
                                                  ---------------  ----------------
Investments at value, see accompanying schedules       $8,164,353        $2,254,988
Repurchase agreements at cost and value                   144,000                 0
Cash and foreign currency at value                            916                 0
Dividends and interest receivable                          13,376             1,321
Receivable for investments securities sold                      0            56,629
Receivable for Trust shares sold                            7,064            12,757
Expense reimbursement receivable                                0             5,262
Other assets                                                2,319             2,319
                                                            -----             -----
         Total Assets                                  $8,332,028        $2,333,276

Investments at cost                                    $7,501,534        $2,169,976
Foreign currency at cost                                       $0                $0

Liabilities

Payable for investments securities purchased                   $0           $38,406
Payable for Trust shares redeemed                           5,085           106,506
Payable to London Pacific                                  12,109                 0
Custodian fees payable                                      7,397             7,481
Advisory fees payable                                      13,875                 0
Accrued legal and audit fees                               15,003            15,153
Accrued expenses and other liabilities                        421               444
                                                              ---               ---
         Total Liabilities                                 53,890           167,990


Net Assets                                             $8,278,138        $2,165,286
                                                       ==========        ==========

Components of Net Assets:
     Paid-in capital                                   $6,605,568        $2,150,661
     Undistributed net investment income (loss)            91,672            (3,096)
     Accumulated net realized gain (loss) on
       securities and foreign currency transactions       918,079           (67,291)
     Net unrealized appreciation (depreciation)of
        securities and foreign currency transactions      662,819            85,012
                                                          -------            ------

Net Assets                                             $8,278,138        $2,165,286
                                                       ==========        ==========
Shares Outstanding (unlimited authorization,
 $.01 par value)                                          508,923           199,878
                                                          =======           =======
Net Asset Value, Offering Price and Redemption
Price, Per Share (net assets/shares outstanding)         $  16.27           $ 10.83
                                                         ========           =======

                                                   See Notes to Financial Statements


                                                 LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                       For the Six Months Ended
                                                       June 30, 2000 (Unaudited)






                                Harris                                                               Lexington               SAI
                              Associates     MFS Total                               RS              Corporate              Global
                                 Value        Return        Strong Growth    Diversified Growth       Leaders              Leaders
                               Portfolio     Portfolio        Portfolio          Portfolio           Portfolio            Portfolio
                               ---------     ---------        ---------          ---------           ---------            ---------
Investment Income
Income:
    Dividends                  $  62,386     $  76,909         $  8,882         $    4,325           $  95,630           $    9,226
    Foreign withholding tax on
      dividend income               (311)       (1,245)            (119)                 0                (729)                (534)
    Interest                      10,456       183,785           24,022              7,030               3,673                  734
                                  ------       -------           ------              -----               -----                  ---
       Total Investment Income    72,531       259,449           32,785             11,355              98,574                9,426
                                  ------       -------           ------             ------              ------                -----
Expenses:
    Investment advisory fees      31,656        45,898           60,913             77,507              27,695                7,280
    Custodian fees                14,090        36,449           37,352             29,355              16,096               15,238
    Legal and audit fees          10,263        10,263           10,263             10,263              10,263               11,566
    Insurance expense              2,433         2,433            2,433              2,433               2,433                2,433
    Trustees' fees and expenses    3,000         3,000            3,000              3,000               3,000                3,000
    Printing expenses                316           316              316                316                 316                  316
    Other expenses                 1,318         1,318            1,318              1,318               1,318                1,318
                                   -----         -----            -----              -----               -----                -----
    Expenses before expense
     reimbursement and fee
     waivers                      63,076        99,677          115,595            124,192              61,121               41,151
    Fees waived by
     investment advisor(Note 3)        0             0                0                  0                   0               (7,280)
    Expense reimbursement
     (Note 3)                    (22,230)      (20,722)         (10,815)           (10,774)             (6,144)             (21,349)
                                 -------       -------          -------            -------              ------              -------
     Net Expenses                 40,846        78,955          104,780            113,418              54,977               12,522
                                  ------        ------          -------            -------              ------               ------
Net Investment Income (Loss)      31,685       180,494          (71,995)          (102,063)             43,597               (3,096)
                                  ------       -------          -------           --------              ------               ------
Realized and Unrealized Gain
(Loss) on Investments

Net realized gain (loss) on securities
 and foreign currency
 transactions                    329,715       168,146        2,888,164          3,636,030             382,428              (56,359)
Net change in unrealized
 (depreciation) of securities and
 foreign currency transactions  (840,572)      (99,146)      (1,699,383)        (3,647,982)         (1,163,072)             (86,215)
                                --------       -------       ----------         ----------          ----------              -------
Net Gain (Loss) on Investments  (510,857)       69,000        1,188,781            (11,952)           (780,644)            (142,574)
                                --------        ------        ---------            -------            --------             --------
Net Increase (Decrease)  in Net Assets
Resulting from Operations      ($479,172)    $ 249,494       $1,116,786       ($   114,015)          ($737,047)           ($145,670)
                               =========     =========       ==========       ============           =========            ========
                                                    See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets



                             Harris Associates                           MFS Total Return                 Strong Growth
                              Value Portfolio                              Portfolio                        Portfolio
                    ------------------------------------------- --------------------------------  ---------------------------------
                        Six Months Ended                         Six Months Ended                 Six Months Ended
                         June 30, 2000        Year Ended           June 30, 2000    Year Ended      June 30, 2000     Year Ended
                          (Unaudited)      December 31,1999        (Unaudiated)  December 31, 1999   (Unaudited)   December 31, 1999
                          -----------      ----------------        ------------  -----------------   -----------   -----------------
Increase (Decrease) in Net Assets
from Operations

Net investment income (loss)  $  31,685         $  24,792         $ 180,494          $ 337,753    $   (71,995)      $   (81,588)
Net realized gain  on securities
 and foreign currency
 transactions                   329,715           394,464           168,146            319,379      2,888,164         2,884,292
Net change in unrealized
 appreciation (depreciation)of
 securities and foreign
 currency transactions         (840,572)          (77,471)          (99,146)          (329,730)    (1,699,383)        3,759,213
                               --------           -------           -------           --------     ----------         ---------
Net increase (decrease) in net assets
 resulting  from operations    (479,172)          341,785           249,494            327,402      1,116,786         6,561,917
                               --------           -------           -------            -------      ---------         ---------
Distributions to Shareholders from:
Net investment income                 0           (42,474)                0           (249,853)             0                 0
Net realized gain on investments      0          (296,898)                0           (507,236)             0        (1,651,631)
                                      -          --------                 -           --------              -        ----------
Total distributions                   0          (339,372)                0           (757,089)             0        (1,651,631)

Share Transactions
Net proceeds from sale
 of shares                    2,084,523           907,367           942,265          2,725,942      3,303,195         4,211,902
Issued to shareholders in
 reinvestment of dividends            0           339,372                 0            757,089              0         1,651,631
Cost of  shares repurchased  (1,551,246)       (1,936,658)       (2,225,295)        (1,690,115)    (2,179,774)       (3,271,087)
                             ----------        ----------        ----------         ----------     ----------        ----------
Net increase (decrease)
from share transactions
(Note 5)                        533,277          (689,919)       (1,283,030)         1,792,916      1,123,421         2,592,446
                                -------          --------        ----------          ---------      ---------         ---------
Total Increase (Decrease) in
 Net Assets                      54,105          (687,506)       (1,033,536)         1,363,229      2,240,207         7,502,732
                                 ------          --------        ----------          ---------      ---------         ---------
Net Assets at Beginning
 of Period                    6,535,329         7,222,835        13,128,818         11,765,589     14,362,566         6,859,834
                              ---------         ---------        ----------         ----------     ----------         ---------
Net Assets at End of Period  $6,589,434        $6,535,329      $ 12,095,282       $ 13,128,818    $16,602,773       $14,362,566
                             ==========        ==========      ============       ============    ===========       ===========

Accumulated undistributed net
investment income (loss) included
in net assets at end of period $ 56,477          $ 24,792        $  514,356         $  333,862      ($ 71,995)             $  0
                               ========          ========        ==========         ==========      =========              ====

                                                  See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets



                           RS Diversified                   Lexington Corporate                             SAI Global
                          Growth Portfolio                   Leaders Portfolio                           Leaders Portfolio
                    ---------------------------------- ----------------------------------- ----------------------------------------
                     Six Months Ended                  Six Months Ended                    Six Months Ended
                       June 30, 2000    Year Ended      June 30, 2000       Year Ended       June 30, 2000        Period Ended
                        (Unaudited)  December 31, 1999    (Unaudited)     December 31,1999    (Unaudited)       December 31,1999 (1)
                        -----------  -----------------    -----------     ----------------    -----------       --------------------
Increase (Decrease) in Net
Assets from Operations

Net investment income (loss)$(102,063)     $  (76,494)   $     43,597            $  48,075    $    (3,096)                $  (1,850)
Net realized gain (loss) on
 securities and foreign currency
 transactions               3,636,030       4,967,989         382,428              536,565        (56,359)                  (10,932)
Net change in unrealized
 appreciation (depreciation)
 of securities and foreign
 currency transactions     (3,647,982)      3,871,787      (1,163,072)           1,011,348        (86,215)                  171,227
                           ----------       ---------      ----------            ---------        -------                   -------
Net increase in net assets
 resulting  from operations  (114,015)      8,763,282        (737,047)           1,595,988       (145,670)                  158,445
                             --------       ---------        --------            ---------       --------                   -------
Distributions to Shareholders from:
Net investment income               0               0               0              (52,006)             0                         0
Net realized gain on investments    0      (2,740,723)              0              (89,495)             0                         0
                                    -      ----------               -              -------              -                         -
Total distributions                 0      (2,740,723)              0             (141,501)             0                         0

Share Transactions
Net proceeds from sale
 of shares                  3,316,733       2,744,479       1,207,201            1,571,204      1,018,249                 1,380,335
Issued to shareholders in
 reinvestment of dividends          0       2,740,723               0              141,501              0                         0
Cost of  shares repurchased(3,968,031)     (2,722,879)     (1,429,736)          (2,098,213)      (234,620)                  (11,453)
                           ----------      ----------      ----------           ----------       --------                   -------
Net increase (decrease) from
 share transactions (Note 5) (651,298)      2,762,323        (222,535)            (385,508)       783,629                 1,368,882
                             --------       ---------        --------             --------        -------                 ---------
Total Increase (Decrease)
in Net Assets                (765,313)      8,784,882        (959,582)           1,068,979        637,959                 1,527,327
                             --------       ---------        --------            ---------        -------                 ---------
Net Assets at Beginning
 of Period                 15,041,749       6,256,867       9,237,720            8,168,741      1,527,327                         0
                           ----------       ---------       ---------            ---------      ---------                         -
Net Assets at End
 of Period                $14,276,436     $15,041,749      $8,278,138           $9,237,720     $2,165,286               $ 1,527,327
                          ===========     ===========      ==========           ==========     ==========               ===========

Accumulated undistributed net
investment income (loss)
included in net assets
at end of period            ($102,063)          $   0        $ 91,672             $ 48,075        ($3,096)                    $   0
                            =========           =====        ========             ========        =======                     =====

(1) For the period May 11, 1999 (Commencement of  Operations) to December 31, 1999
                                                    See Notes to Financial Statements

                                                LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                                    Harris Associates Value Portfolio (1)
                                  ----------------------- ------------------ --------------- ----------------- ---------------------

                                   Six Months Ended          Year Ended         Year Ended         Year Ended       Period Ended
                               June 30, 2000 (Unaudited) December 31, 1999  December 31,1998   December 31, 1997 December 31, 1996*
                               ------------------------- -----------------  ----------------   ----------------  ------------------


Net Asset Value, Beginning of Period         $13.95             $14.03             $13.45         $11.86                 $10.00

Income from Investment Operations:
Net investment income (a)                      0.06               0.05               0.10           0.08                   0.10
Net realized and unrealized gain  (loss) on
investments                                   (1.05)              0.61               0.48           2.94                   2.13
                                              -----               ----               ----           ----                   ----
Total from investment operations              (0.99)              0.66               0.58           3.02                   2.23
                                              -----               ----               ----           ----                   ----

Less Distributions:
Dividends from net investment income           0.00              (0.09)              0.00          (0.05)                 (0.10)
Distributions from net realized capital gains  0.00              (0.65)              0.00          (1.38)                 (0.27)
                                               ----              -----               ----          -----                  -----
Total distributions                            0.00              (0.74)              0.00          (1.43)                 (0.37)
                                               ----              -----               ----          -----                  -----

Net Asset value, End of  Period              $12.96             $13.95             $14.03         $13.45                 $11.86
                                             ======             ======             ======         ======                 ======

Total Return ++                               (7.10%)             4.65%              4.31%         25.56%                 20.39%
                                              =====               ====               ====          =====                  =====

Ratios to Average Net Assets/Supplemental
   Data

Net assets, end of period (in 000's)         $6,589             $6,535             $7,223         $3,523                 $1,421

Ratio of operating expenses to average net
 assets                                        1.29%+             1.29%              1.29%          1.29%                  1.26%+
Ratio of net investment income to average net
assets                                         1.00%+             0.35%              0.75%          0.56%                  1.01%+
Portfolio turnover rate                       46.37%             22.47%             49.83%         84.94%                 41.08%
Ratio of operating expenses to average net
assets before expense reimbursements           1.99%+             1.85%              1.85%          4.22%                  7.55%+
Net investment income (loss) per share before
  expense reimbursements (a)                  $0.02             ($0.03)             $0.03         ($0.32)                ($0.52)


+  Annualized
++ Total returns represent aggregate total return for the six months ended June 30, 2000, for the years ended December 31, 1999,
   1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)Based on the average of the daily shares outstanding throughout the year.
(1)Formerly MAS Value Portfolio (Note 1)
*  For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                       See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period




                                                                 MFS Total Return Portfolio
                                  --------------------------------------------------------------------------------------------------

                                     Six Months Ended          Year Ended       Year Ended        Year Ended          Period Ended
                                June 30, 2000 (Unaudited)  December 31, 1999 December 31, 1998 December 31, 1997  December 31, 1996*
                                ----------------------------------------------------------------------------------------------------


Net Asset Value, Beginning of Period     $13.83                $14.28                 $12.80                 $10.90          $10.00

Income from Investment Operations:
Net investment income (a)                  0.20                  0.38                   0.37                   0.35            0.25
Net realized and unrealized gain on
investments                                0.15                  0.02                   1.16                   1.95            0.85
                                           ----                  ----                   ----                   ----            ----
Total from investment operations           0.35                  0.40                   1.53                   2.30            1.10
                                           ----                  ----                   ----                   ----            ----
Less Distributions:
Dividends from net investment income       0.00                 (0.28)                  0.00                  (0.19)          (0.20)
Distributions from net realized capital
gains                                      0.00                 (0.57)                 (0.05)                 (0.21)          (0.00)
                                           ----                 -----                  -----                  -----           -----
Total distributions                        0.00                 (0.85)                 (0.05)                 (0.40)          (0.20)
                                           ----                 -----                  -----                  -----           -----

Net Asset Value, End of Period           $14.18                $13.83                 $14.28                 $12.80          $10.90
                                         ======                ======                 ======                 ======          ======

Total Return ++                            2.60%                 2.92%                 11.98%                 21.18%           9.81%
                                           ====                  ====                  =====                  =====            ====

Ratios to Average Net Assets/Supplemental
   Data

Net assets, end of period (in 000's)    $12,095               $13,129                $11,766                 $5,973          $1,529

Ratio of operating expenses to average net
assets                                     1.29%+                1.29%                  1.29%                  1.29%          1.26%+
Ratio of net investment income to average
net assets                                 2.95%+                2.67%                  2.72%                  2.80%          2.59%+
Portfolio turnover rate                   49.81%               109.20%                126.29%                103.75%         53.91%
Ratio of operating expenses to average net
assets before expense reimbursements       1.63%+                1.60%                  1.87%                  3.88%          7.84%+
Net investment income (loss) per share
before expense reimbursements (a)         $0.18                 $0.34                  $0.29                  $0.03          ($0.38)



+  Annualized
++ Total returns represent aggregate total return for the six months ended June 30, 2000, for the years ended December 31,1999,
   1998 and 1997 and for the period February 9, 1996 (effective date) to  December 31, 1996, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)Based on the average of the daily shares outstanding throughout the year.
*  For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                  See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period




                                                          Strong Growth Portfolio
                          ----------------------------------------------------------------------------------------------------------

                             Six Months Ended         Year Ended          Year Ended           Year Ended         Period Ended
                          June 30, 2000 (Unaudited) December 31, 1999    December 31, 1998    December 31, 1997  December 31, 1996*
                          ----------------------------------------------------------------------------------------------------------


Net Asset Value, Beginning of Period    $27.36         $17.06                $13.47                $11.92              $10.00

Income from investment operations:
Net investment income (loss) (a)         (0.13)         (0.18)                (0.08)                (0.04)               0.25
Net realized and unrealized gain
on investments                            2.73          13.79                  4.17                  3.07                2.49
                                          ----          -----                  ----                  ----                ----
Total from investment operations          2.60          13.61                  4.09                  3.03                2.74
                                          ----          -----                  ----                  ----                ----


Less distributions:
Dividends from net investment income      0.00           0.00                  0.00                  0.00               (0.22)
Distributions from net realized
capital gains                             0.00          (3.31)                (0.50)                (1.48)              (0.60)
                                          ----          -----                 -----                 -----               -----
Total distributions                       0.00          (3.31)                (0.50)                (1.48)              (0.82)
                                          ----          -----                 -----                 -----               -----
Net Asset Value, End of Period          $29.96         $27.36                $17.06                $13.47              $11.92
                                        ======         ======                ======                ======              ======

Total return ++                           9.50%         81.45%                30.43%                25.56%              20.27%
                                          ====          =====                 =====                 =====               =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)   $16,603        $14,363                $6,860                $2,912              $1,513
Ratio of operating expenses to average
net assets                               1.29%+          1.29%                 1.29%                 1.29%               1.26%+
Ratio of net investment income (loss) to
average net assets                      (0.89%)+        (0.88%)               (0.53%)               (0.26%)              2.25%+
Portfolio turnover rate                191.98%         342.87%               275.16%               270.11%             422.67%
Ratio of operating expenses to average net
assets before expense reimbursements     1.42%+          1.80%                 2.39%                 4.44%               7.09%+
Net investment income (loss) per share before
expense reimbursements (a)             ($0.15)         ($0.28)               ($0.24)               ($0.46)             ($0.39)

+   Annualized
++  Total returns represent aggregate total return for the six months ended June 30, 2000, for the years ended December 31, 1999,
    1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.  The total returns would have been lower  if certain expenses had not been reimbursed by London Pacific.

(a) Based on the average of the daily shares outstanding throughout the year.
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                   See Notes to Financial Statements

                                                 LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period



                                                    RS Diversified Growth Portfolio (1)
                             -------------------------------------------------------------------------------------------------------

                                 Six Months Ended         Year Ended         Year Ended         Year Ended        Period Ended
                             June 30, 2000(Unaudited) December 31, 1999   December 31, 1998  December 31, 1997 December 31, 1996*
                             -------------------------------------------------------------------------------------------------------


Net Asset Value, Beginning of Period       $23.05             $12.00               $10.22              $8.58              $10.00

Income from investment operations:
Net investment income (loss) (a)            (0.15)             (0.14)               (0.08)             (0.07)               2.10
Net realized and unrealized gain (loss) on
investments                                 (0.34)             15.96                 1.86               1.71               (1.69)
                                            -----              -----                 ----               ----               -----
Total from investment operations            (0.49)             15.82                 1.78               1.64                0.41
                                            -----              -----                 ----               ----                ----


Less distributions:
Dividends from net investment income         0.00               0.00                 0.00               0.00               (1.83)
Distributions from net realized capital gains0.00              (4.77)                0.00               0.00               (0.00)
                                             ----              -----                 ----               ----               -----
Total distributions                          0.00              (4.77)                0.00               0.00               (1.83)
                                             ----              -----                 ----               ----               -----

Net Asset Value, End of Period             $22.56             $23.05               $12.00             $10.22               $8.58
                                           ======             ======               ======             ======               =====
Total return ++                             (2.13%)           137.04%               17.42%             19.12%               2.42%
                                            =====             ======                =====              =====                ====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)      $14,276            $15,042               $6,257             $3,452              $1,441
Ratio of operating expenses to average net
assets                                       1.39%+             1.39%                1.39%              1.39%               1.36%+
Ratio of net investment income (loss) to
average net assets                          (1.25%)+           (0.87%)              (0.73%)            (0.72%)             20.30%+
Portfolio turnover rate                    170.40%            480.03%              381.64%            234.54%           2,242.85%
Ratio of operating expenses to average net
assets before expense reimbursements         1.52%+             1.97%                2.37%              4.53%               7.02%+
Net investment income (loss) per share
before expense reimbursements (a)          ($0.17)            ($0.24)              ($0.18)            ($0.35)              $1.51


+   Annualized
++  Total returns represent aggregate total return for the six months ended June 30, 2000, for the years ended December 31, 1999,
    1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.

(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly Berkeley Smaller Companies Portfolio (Note 1).
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                     See Notes to Financial Statement

                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                                  Lexington Corporate Leaders Portfolio
                          ----------------------------------------------------------------------------------------------------------
                               Six Months Ended       Year Ended       Year Ended             Year Ended       Period Ended
                          June 30, 2000 (Unaudited) December 31, 1999 December 31, 1998   December 31, 1997 December 31, 1996*
                          ----------------------------------------------------------------------------------------------------------



Net Asset Value, Beginning of Period      $17.70           $14.97           $13.39              $11.44             $10.00

Income from Investment Operations:
Net investment income (loss) (a)            0.09             0.09             0.12                0.13               0.14
Net realized and unrealized gain (loss) on
investments                                (1.52)            2.91             1.49                2.70               1.42
                                           -----             ----             ----                ----               ----
Total from investment operations           (1.43)            3.00             1.61                2.83               1.56
                                           -----             ----             ----                ----               ----
Less distributions:
Dividends from net investment income        0.00            (0.10)            0.00               (0.08)             (0.12)
Distributions from net realized
capital gains                               0.00            (0.17)           (0.03)              (0.80)             (0.00)
                                            ----            -----            -----               -----              -----
Total distributions                         0.00            (0.27)           (0.03)              (0.88)             (0.12)
                                            ----            -----            -----               -----              -----
Net Asset Value, End of Period            $16.27           $17.70           $14.97              $13.39             $11.44
                                          ======           ======           ======              ======             ======
Total Return ++                            (8.08%)          20.05%           12.04%              24.71%             12.84%
                                           =====            =====            =====               =====              =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)      $8,278           $9,238           $8,169              $3,453             $1,323
Ratio of operating expenses to average
net assets                                  1.29%+           1.29%            1.29%               1.29%             1.26%+
Ratio of net investment income (loss) to
average net assets                          1.02+            0.53%            0.87%               0.99%             1.40%+
Portfolio turnover rate                     6.91%           10.06%            7.08%              35.69%             0.00%
Ratio of operating expenses to average net
assets before expense reimbursements and fee
waivers                                    1.43%+            1.34%            1.60%               4.08%             6.86%+
Net investment income (loss) per share
before expense reimbursements (a)         $0.07             $0.08            $0.08              $(0.24)           $(0.41)

+  Annualized
++ Total returns represent aggregate total return for the six months ended June 30, 2000, for the years ended December 31, 1999,
   1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.
   The total returns would have been lower if certain expenses had not been reimbursed and waived by London Pacific.
(a)Based on the average of the daily shares outstanding throughout the year.
*  For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                        See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                               SAI Global Leaders
                          ------------------------------------------------------
                                Six Months Ended           Period Ended
                           June 30, 2000 (Unaudited)      December 31, 1999**
                          ------------------------------------------------------



Net Asset Value, Beginning of Period      $11.70              $10.00

Income from Investment Operations:
Net investment income (loss) (a)           (0.02)              (0.03)
Net realized and unrealized gain (loss) on
investments                                (0.85)               1.73
                                           -----                ----
Total from investment operations           (0.87)               1.70
                                           -----                ----
Less distributions:
Dividends from net investment income        0.00                0.00
Distributions from net realized
capital gains                               0.00                0.00
                                            ----                ----
Total distributions                         0.00                0.00
                                            ----                ----
Net Asset Value, End of Period            $10.83              $11.70
                                          ======              ======
Total Return ++                            (7.44%)             17.00%
                                           =====               =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)      $2,165           $1,527
Ratio of operating expenses to average
net assets                                  1.29%+           1.29%+
Ratio of net investment income (loss) to
average net assets                         (0.32%)+         (0.50%)+
Portfolio turnover rate                    26.59%            12.36%
Ratio of operating expenses to average net assets
before expense reimbursements and fee
waivers                                    4.24%+             9.86%+
Net investment income (loss) per share
before expense reimbursements (a)        $(0.18)            $(0.61)

+  Annualized
++ Total returns represent aggregate total return for the six months ended June 30, 2000, and for the period between May 11, 1999 to December 31, 1999, respectively. The total returns would have been lower if certain expenses had not been reimbursed and waived by London Pacific.
(a)Based on the average of the daily shares outstanding throughout the year.
** For the period May 11, 1999 (Commencement of Operations) to December 31, 1999

                                                        See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                   Harris Associates Value Portfolio
                                                        Schedule of Investments
                                                       June 30, 2000 (Unaudited)
                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCKS - 95.82%
         Consumer Discretionary - 22.46%
 12,000  Brunswick Corporation .....................................................$198,750
  4,750  Carnival Corporation  .......................................................92,625
  8,200  Fortune Brands, Inc. .......................................................189,112
  3,850  Jones Apparel Group, Inc.  +.................................................90,475
  6,150  Kroger Company  +...........................................................135,684
  3,750  Maytag Corporation..........................................................138,281
  5,800  Newell Rubbermaid, Inc. ....................................................149,350
  4,500  Ralston Purina Company.......................................................89,719
 14,000  Toys R Us, Inc.   +.........................................................203,875
  6,800  Tricon Global Restaurants, Inc.   +.........................................192,100
                                                                                    --------
                                                                                   1,479,971
                                                                                   ---------
         Financial Services - 11.85%
  4,600  MGIC Investment Corporation.................................................209,300
  8,000  NOVA Corporation   +........................................................223,500
 12,050  Washington Mutual, Inc. ....................................................347,944
                                                                                    --------
                                                                                     780,744
                                                                                     -------
         Consumer Non-Durables - 10.83%
 36,000  Mattel, Inc. ...............................................................474,750
  6,000  Nike, Inc. .................................................................238,875
                                                                                    --------
                                                                                     713,625
                                                                                     -------
         Consumer Basics - 9.89%
  4,950  Black & Decker Corporation..................................................194,597
 13,600  Dial Corporation............................................................141,100
  7,400  Fort James Corporation......................................................171,125
  5,443  Philip Morris Companies, Inc. ..............................................144,580
                                                                                    --------
                                                                                     651,402
                                                                                     -------
         Electronics - 8.02%
 12,750  Ceridian Corporation   +....................................................300,781
  3,750  Electronic Data Systems Corporation.........................................154,687
  2,350  Sungard Data Systems, Inc.   +...............................................72,850
                                                                                     -------
                                                                                     528,318
                                                                                     -------
         General Business - 7.99%
  6,000  ACNielsen Corporation  +....................................................132,000
  7,350  Cendant Corporation  +......................................................102,900
  3,900  Equifax, Inc.  .............................................................102,375
  5,850  H & R Block, Inc. ..........................................................189,394
                                                                                    --------
                                                                                     526,669
                                                                                     -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                   Harris Associates Value Portfolio
                                                  Schedule of Investments (Continued)
                                                      June 30, 2000 (Unaudited)
                                                                                      Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Capital Goods - 7.89%
  4,600  B.F. Goodrich Company......................................................$156,688
  6,500  Cooper Industries, Inc. ....................................................211,656
  8,300  Energizer Holdings, Inc.   +................................................151,475
                                                                                    --------
                                                                                     519,819
                                                                                     -------
         Construction Materials -  4.14%
  6,700  Masco Corporation...........................................................121,019
  5,000  USG Corporation.............................................................151,875
                                                                                    --------
                                                                                     272,894
                                                                                     -------
         Autos & Transportation - 2.41%
  3,050  Daimler Chrysler, AG .......................................................158,791
                                                                                    --------
         Communications - 2.20%
  8,400  Citizens Communications Company   +.........................................144,900
                                                                                    --------
         Broadcasting & Publishing - 2.02%
  4,650  Dun & Bradstreet Corporation................................................133,106
                                                                                    --------
         Utilities - 1.92%
  4,300  TXU Corporation.............................................................126,850
                                                                                    --------
         Chemicals - 1.69%
  5,300  Ferro Corporation...........................................................111,300
                                                                                    --------
         Office Equipment - 1.61%
  5,100  Xerox Corporation...........................................................105,825
                                                                                    --------
         Drugs & Health Care - 0.90%
  1,250  Chiron Corporation   +.......................................................59,375
                                                                                     -------
         Total Common Stocks (Cost $7,014,414).....................................6,313,589
                                                                                  ----------
Principal
Amount
------
SHORT-TERM OBLIGATIONS - 4.49%
         Repurchase Agreement - 4.49%
$296,000 Repurchase Agreement with State Street Bank and Trust Company, dated 06/30/00 at 5.25%, due 07/03/00, maturity value
         $296,129 (collateralized by U.S. Treasury Note, 5.625%, due 09/30/01,
         par value $305,000; market value $305,930) (Cost $296,000)                  296,000
                                                                                     -------
TOTAL INVESTMENTS (COST $7,310,414*) ........100.31%                              $6,609,589
OTHER ASSETS AND LIABILITIES (NET) ...........(0.31)                                 (20,155)
                                             ------                                  -------
NET ASSETS...................................100.00%                              $6,589,434
                                            =======                               ==========
* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security


                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                        Schedule of Investments
                                                       June 30, 2000 (Unaudited)
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - 55.52%
         Financial Services - 12.55%
     520 Allstate Corporation........................................................$11,570
     100 American International Group, Inc. ..........................................11,750
     100 AXA .........................................................................15,752
   3,020 AXA Financial, Inc. ........................................................102,680
   1,639 Bank of America Corporation..................................................70,477
     700 Bank Of New York Company, Inc. ..............................................32,550
     300 Bank One Corporation..........................................................7,969
     590 Chubb Corporation............................................................36,285
     450 CIGNA Corporation............................................................42,075
   1,490 Citigroup, Inc. .............................................................89,772
   1,495 A.G. Edwards, Inc. ..........................................................58,305
     850 Federal Home Loan Mortgage Corporation.......................................34,425
   3,090 The Hartford Financial Services Group, Inc. ................................172,847
   5,000 HSBC Holdings PLC............................................................57,157
   1,942 ING Groep NV................................................................131,265
     645 Jefferson Pilot Corporation..................................................36,402
   2,220 Lincoln National Corporation.................................................80,197
     985 Marsh & McLennan Companies, Inc. ...........................................102,871
   3,110 Mellon Bank Corporation.....................................................113,321
     390 Merrill Lynch & Company, Inc. ...............................................44,850
   1,210 MetLife, Inc. ...............................................................25,486
   1,560 PNC Financial Services Group, Inc. ..........................................73,125
   1,170 Reliastar Financial Corporation..............................................61,352
   3,070 St. Paul Companies, Inc. ...................................................104,764
                                                                                    --------
                                                                                   1,517,247
                                                                                   ---------

         Energy - 9.65%
   1,000 Apache Corporation...........................................................58,812
   3,288 BP Amoco PLC, ADR...........................................................185,977
     280 Chevron Corporation..........................................................23,748
   2,900 Conoco, Inc. ................................................................63,800
   1,860 Devon Energy Corporation....................................................104,509
     520 El Paso Energy Corporation...................................................26,487
   2,080 Exxon Mobil Corporation.....................................................163,280
   3,100 Halliburton Company.........................................................146,281
   4,080 Noble Drilling Corporation    +.............................................168,045
   2,340 Royal Dutch Petroleum Company...............................................144,056
   1,440 Sunoco, Inc. ................................................................42,390
     750 Transocean Sedco Forex, Inc. ................................................40,078
                                                                                     -------
                                                                                   1,167,463
                                                                                   ---------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                       June 30, 2000 (Unaudited)
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Utilities - 6.40%
     700 CMS Energy Corporation......................................................$15,488
   1,510 CP&L Energy, Inc. ...........................................................48,226
   3,800 Coastal Corporation.........................................................231,325
     660 Columbia Energy Group........................................................43,312
   1,250 Duke Energy Company..........................................................70,469
     580 Eastern Enterprises..........................................................36,540
   1,860 National Fuel Gas Company....................................................90,675
     500 PECO Energy Company..........................................................20,156
   1,220 Pinnacle West Capital Corporation............................................41,328
     996 Sierra Pacific Resources.....................................................12,512
     550 TXU Corporation..............................................................21,381
   1,000 Washington Gas & Light Company...............................................24,062
   2,830 Williams Companies, Inc. ...................................................117,976
                                                                                    --------
                                                                                     773,450
                                                                                     -------
         Communications - 4.20%
     800 AT&T Corporation.............................................................25,300
     500 Alltel Corporation...........................................................30,969
   3,080 GTE Corporation.............................................................191,730
     600 Nippon Telegraph & Telephone Corporation...................................  41,025
   2,740 SBC Communications, Inc. ...................................................118,505
     450 Sprint Corporation...........................................................22,950
     650 Telephone & Data Systems, Inc. ..............................................65,162
     230 Verizon Communications.......................................................11,687
                                                                                     -------
                                                                                     507,328
                                                                                     -------
         Drugs & Health Care - 3.78%
   2,350 Abbott Laboratories.........................................................104,722
   1,720 American Home Products Corporation..........................................101,050
     250 Baxter International, Inc. ..................................................17,578
   1,360 Bristol Myers Squibb Company.................................................79,220
     800 HCA - The Healthcare Company.................................................24,300
   2,071 Pharmacia Corporation.......................................................107,045
     360 SmithKline Beecham, PLC, ADR.................................................23,467
                                                                                     -------
                                                                                     457,382
                                                                                     -------
         Consumer Discretionary - 3.37%
     600 Anheuser Busch Companies, Inc. ..............................................44,813
   7,207 Diageo. .....................................................................64,668
     100 Eastman Kodak Company.........................................................5,950
   1,620 Fortune Brands, Inc. ........................................................37,361
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                       June 30, 2000 (Unaudited)
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Consumer Discretionary - (Continued)
   2,740 Harrah's Entertainment, Inc.    +..........................................$57,369
   3,100 Kroger Company   +..........................................................68,394
     900 MGM Grand, Inc. ............................................................28,912
     640 McDonald's Corporation......................................................21,080
   1,560 Safeway, Inc.    +..........................................................70,395
     230 Walt Disney Company..........................................................8,927
                                                                                     ------
                                                                                    407,869
                                                                                    -------
         Broadcasting & Publishing - 2.86%
     800 Comcast Corporation.........................................................30,400
   1,580 Gannett, Inc. ..............................................................94,504
   2,200 New York Times Company, Class A.............................................86,900
     780 Time Warner, Inc. ..........................................................59,280
   1,400 Tribune Company.............................................................49,000
     379 Viacom, Inc.  +.............................................................25,843
                                                                                    -------
                                                                                    345,927
                                                                                    -------
         Capital Goods - 2.68%
   2,460 Deere & Company.............................................................91,020
   2,550 Emerson Electric Company...................................................153,956
     100 General Electric Company.....................................................5,300
     650 W. W. Grainger, Inc. .......................................................20,028
   1,000 Ingersoll Rand Company......................................................44,275
     210 Tyco International, Ltd. ....................................................9,949
                                                                                     ------
                                                                                    324,528
                                                                                    -------
         Consumer Staples - 2.12%
   3,926 Archer Daniels Midland Company..............................................38,524
     980 General Mills, Inc. ........................................................37,485
     380 Hershey Foods Corporation...................................................18,430
     500 McCormick & Company, Inc. ..................................................16,250
      32 Nestle SA ..................................................................64,047
   1,080 Quaker Oats Company.........................................................81,135
                                                                                    -------
                                                                                    255,871
                                                                                    -------
         Materials and Processing - 2.06%
   3,185 Akzo Nobel NV .............................................................135,312
     642 ALCOA, Inc. ................................................................18,618
   2,740 Rohm & Haas Company.........................................................94,530
                                                                                     ------
                                                                                    248,460
                                                                                    -------
                                             See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                       June 30, 2000 (Unaudited)
                                                                                      Value
Shares                                                                             (Note 2)
------                                                                             --------
COMMON STOCKS - (Continued)
         Aerospace - 1.64%
   1,700 Boeing Company.............................................................$71,081
   1,620 TRW, Inc. ..................................................................70,268
     970 United Technologies Corporation.............................................57,109
                                                                                    -------
                                                                                    198,458
                                                                                    -------
         Electronics - 0.74%
      33 Agilent Technologies, Inc.    +..............................................2,419
   1,170 Honeywell International, Inc. ..............................................39,414
   1,660 Motorola, Inc. .............................................................48,244
                                                                                    -------
                                                                                     90,077
                                                                                     ------
         Autos & Transportation - 0.56%
   1,590 Burlington Northern Santa Fe Corporation....................................36,471
     474 Ford Motor Company..........................................................20,382
     190 United Parcel Service of America, Inc. .....................................11,210
                                                                                    -------
                                                                                     68,063
                                                                                     ------
         Basic Industry - 0.51%
     480 Bowater, Inc. ..............................................................21,180
     710 Kimberly Clark Corporation..................................................40,736
                                                                                    -------
                                                                                     61,916
                                                                                     ------
         Real Estate - 0.49%
   1,300 Equity Residential Properties Trust.........................................59,800
                                                                                    -------
         Consumer Cyclical - 0.48%
   3,900 Delphi Automotive Systems Corporation.......................................56,794
      62 Visteon Corporation............................................................752
                                                                                       ----
                                                                                     57,546
                                                                                     ------
         Business Services - 0.44%
   1,000 Automatic Data Processing, Inc. ............................................53,563
                                                                                    -------
         Computer & Business Equipment - 0.35%
      86 Hewlett Packard Company.....................................................10,739
     130 International Business Machines Corporation.................................14,243
     860 Xerox Corporation...........................................................17,845
                                                                                    -------
                                                                                     42,827
                                                                                     ------
         Chemicals - 0.35%
   1,370 Air Products & Chemicals, Inc. .............................................42,213
                                                                                    -------
         Software - 0.29%
     440 Microsoft Corporation   +...................................................35,200
                                                                                    -------
         Total Common Stocks (Cost $6,337,296)....................................6,715,188
                                                                                 ----------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                       June 30, 2000 (Unaudited)
                                                                                      Value
Shares                                                                             (Note 2)
------                                                                             --------
PREFERRED STOCKS - 1.74%
   1,000 CMS Energy Corporation.....................................................$28,000
     749 CVS Automatic Com Exchange Securities Trust.................................53,039
     600 El Paso Energy Capital Trust 1 .............................................38,625
   2,000 Lincoln National Corporation ...............................................40,500
     700 NiSource, Inc. .............................................................27,694
   1,000 Owens Illinois, Inc. .......................................................22,250
                                                                                    -------
         Total Preferred Stocks (Cost $238,244).....................................210,108
                                                                                   --------
Principal
Amount
------
CORPORATE BONDS AND NOTES - 24.53%
 $44,000 AFLAC, Inc., 6.50%, due 04/15/2009..........................................39,925
   9,000 AT&T Capital Corporation, 6.25%, due 05/15/2001..............................8,896
  11,228 American Airlines, 6.855%, due 04/15/2009...................................10,962
  20,000 American Tower, 5.00%, due 02/15/2010.......................................20,250
  34,000 Associates Corporation of North America, 5.50%, due 02/15/2004..............31,570
  16,000 Atlantic Mutual Insurance Company, 144A, 8.15%, due 02/15/2028..............12,611
  23,962 Bear Stearns Commercial Mortgage Securities,  6.80%, due 09/15/2008 ........23,464
  21,000 Beaver Valley II Funding Corporation, 9.00%, due 06/01/2017.................21,415
  56,000 BellSouth Capital Funding Corporation, 7.75%, due 02/15/2010................56,002
  11,000 Belo AH Corporation, 7.75%, due 06/01/2027...................................9,322
  15,000 Building Materials Corporation of America, 8.00%, due 12/01/2008............11,775
  13,000 CMS Energy Corporation, 8.00%, due 07/01/2001...............................12,801
   9,000 CMS Energy Corporation, 8.375%, due 07/01/2003...............................8,701
 100,000 CMS Energy Corporation, 6.75%, due 01/15/2004...............................92,579
  38,000 CWMBS, Inc., 8.00%, due 06/25/2030..........................................36,836
  10,000 Calenergy, Inc., 7.23%, due 09/15/2005.......................................9,725
 200,000 Century Communications Corporation,  0.00%, due 01/15/2008..................81,000
  10,000 Chancellor Media Corporation, 8.75%, due 06/15/2007.........................10,013
  17,000 Chase Commercial Mortgage Securities Corporation,
         6.39%, due 11/18/2008.......................................................15,889
  10,000 Chase Commercial Mortgage Securities Corporation,
         7.543%, due 07/15/2032......................................................10,000
  25,000 Chase Manhattan Corporation, 6.75%, due 12/01/2004..........................24,355
  35,000 Cleveland Electric Illuminating Company, 7.67%, due 07/01/2004..............34,487
   7,000 Cleveland Electric Illuminating Company, Secured Note, 144A,
         7.88%, due 11/01/2017....................................................... 6,587
  93,000 Cleveland Electric Illuminating Company, 9.00%, due 07/01/2023..............94,028
                                              See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                       June 30, 2000 (Unaudited)

Principal                                                                             Value
Amount                                                                             (Note 2)
------                                                                             --------
CORPORATE BONDS AND NOTES (Continued)
 $28,000 Coastal Corporation, 6.20%, due 05/15/2004................................$26,700
  29,000 Coastal Corporation, 7.75%, due 06/15/2010.................................28,671
  23,000 Comm 2000 Fl2, 1.00%, due 04/17/2011.......................................23,000
  27,000 Commonwealth Edison Company, 8.50%, due 07/15/2022.........................26,861
   3,000 Connecticut Light & Power Company, 7.875%, due 06/01/2001...................3,010
  65,000 Connecticut Light & Power Company, 7.875%, due 10/01/2024..................64,979
  29,823 Continental Airlines, 6.648%, due 09/15/2017...............................26,979
   4,872 Continental Airlines, 6.545%, due 02/02/2019................................4,387
  10,000 Countrywide Funding Corporation, 6.25%, due 04/15/2009..................... 8,724
 100,000 Crimi Mae Commercial Mortgage Trust, 144A, 7.00%, due 03/02/2011...........87,170
  34,000 Daimler Chrysler N A Holding Corporation, 6.63%, due 09/21/2001............33,698
  19,000 Daimler Chrysler N A Holding Corporation, 7.75%, due 05/27/2003............19,154
  35,000 Daimler Chrysler N A Holding Corporation, 7.40%, due 01/20/2005............34,723
  12,000 John Deere Capital Corporation, 7.00%, due 10/15/2002......................11,921
   9,000 Eaton Corporation, 6.95%, due 11/15/2004....................................8,807
  10,000 Enron Corporation, 7.875%, due 06/15/2003..................................10,061
  11,000 Entergy Mississippi, Inc., 6.20%, due 05/01/2004...........................10,433
  38,000 Federated Department Stores, Inc., 8.50%, due 06/15/2003...................38,348
   5,000 Federated Department Stores, Inc., 6.30%, due 04/01/2009....................4,394
   8,000 Fleet National Bank, 5.75%, due 01/15/2009..................................6,914
  23,747 Ford Credit Auto Owner Trust, 6.20%, due 04/15/2002........................23,636
  77,000 Ford Motor Credit Company, 6.70%, due 07/16/2004...........................74,602
  22,000 Ford Motor Credit Company, 7.75%, due 02/15/2007...........................21,812
   8,000 Ford Motor Credit Company, 5.80%, due 01/12/2009............................6,960
  25,000 Ford Motor Credit Company, 7.875%, due 06/15/2010..........................24,996
  20,000 FrontierVision Operation Partnership, LP, 11.00%, due 10/15/2006...........20,200
   7,323 GGIB Funding Corporation, Secured Lease Obligation Bond,
         7.43%, due 01/15/2011.......................................................6,963
  38,000 GS Escrow Corporation, 6.75%, due 08/01/2001...............................36,916
  37,567 GS Mortgage Securities Corporation, 6.06%, due 10/18/2030..................35,922
  26,000 General Electric Capital Corporation, 7.50%, due 05/15/2005................26,267
   9,000 General Electric Capital Corporation, 8.85%, due 03/01/2007.................9,792
  29,000 General Electric Capital Corporation, 8.70%, due 03/01/2007................31,325
   7,000 General Electric Capital Corporation, 8.75%, due 05/21/2007.................7,594
  12,000 General Electric Capital Corporation, 8.50%, due 07/24/2008................12,960
  18,000 General Electric Capital Corporation, 7.375%, due 01/19/2010...............18,217
  25,000 General Motors Acceptance Corporation, 6.75%, due 12/10/2002...............24,575
  14,000 General Motors Acceptance Corporation, 5.95%, due 03/14/2003...............13,465
                                               See Notes to Financial Statements

                                            LPT Variable Insurance Series Trust
                                                  MFS Total Return Portfolio
                                              Schedule of Investments (Continued)
                                                  June 30, 2000 (Unaudited)
Principal                                                                            Value
Amount                                                                            (Note 2)
------                                                                            --------
CORPORATE BONDS AND NOTES (Continued)
  $8,000 General Motors Corporation, 9.40%, due 07/15/2021..........................$9,116
   7,000 Georgia Pacific Corporation, 9.95%, due 06/15/2002..........................7,248
 110,000 Georgia Pacific Corporation, 9.50%, due 05/15/2022........................114,605
 100,000 Goldman Sachs Group, LP, 144A, 5.90%, due 01/15/2003.......................96,241
  30,000 Gulf Canada Resources Ltd., 9.25%, due 01/15/2004..........................30,126
   5,000 Gulf States Utilities Company, 8.25%, due 04/01/2004........................5,044
  58,000 Hearst Argyle Television, Inc., 7.50%, due 11/15/2027......................48,928
   7,236 Illinois Power Supply, 5.26%, due 06/25/2003................................7,149
   4,000 Metronet Communciations Corporation, 1.00%, due 06/15/2008..................3,244
  15,000 MidAmerican Funding, LLC, 144A, 5.85%, due 03/01/2001......................14,838
  23,000 MidAmerican Funding, LLC, 144A, 6.927%, due 03/01/2029.....................19,142
  41,945 Midland Funding Corporation, Senior Secured Lease Bond,
         Series C, 10.33%, due 07/23/2002 ..........................................42,788
   8,000 J.P. Morgan Commercial Mortgage Finance Corporation, 144A,
         6.613%, due 01/15/2030 .....................................................7,602
  22,000 Morgan Stanley Group, Inc., 7.125%, due 01/15/2003.........................21,859
  13,000 NRG Energy, 144A, 8.962%, due 03/15/2016...................................13,155
  10,000 NRG Energy, 8.70%, due 03/15/2005..........................................10,014
   5,000 Nabisco, Inc., 6.375%, due 02/01/2035.......................................4,470
   8,000 News America, Inc., 6.703%, due 05/21/2004..................................7,613
   2,000 News America, Inc., 6.625%, due 01/09/2008..................................1,834
   4,000 News America, Inc., 7.30%, due 04/30/2028...................................3,415
  43,098 Niagara Mohawk Power Corporation, 7.25%, due 10/01/2002....................42,587
   4,000 Niagara Mohawk Power Corporation, 7.375%, due 08/01/2003....................3,944
  39,000 Niagara Mohawk Power Corporation, 7.75%, due 05/15/2006....................38,884
   5,000 Niagara Mohawk Power Corporation, 8.50%, due 07/01/2023.....................4,974
  20,000 Nortek, Inc., 9.25%, due 03/15/2007........................................18,700
  14,543 Northeast Utilities Systems, 8.58%, due 12/01/2006.........................14,622
   3,000 Northwest Airlines, Inc., 8.072%, due 10/19/2019............................3,011
  12,000 NSTAR., 8.00%, due 02/15/2010..............................................12,058
  18,000 Occidental Petroleum Corporation, 6.40%, due 04/01/2003....................17,384
  10,000 Outdoor Systems, Inc., 8.875%, due 06/15/2007...............................9,811
  14,000 Phillips Petroleum Company, 8.50%, due 05/25/2005..........................14,463
   9,000 Providian Capital I, 144A, 9.525%, due 02/01/2027...........................7,062
  99,935 RGS Aegco Funding Corporation, 9.81%, due 12/07/2022..................... 111,223
  40,000 Residential Accredit Loans, Inc., 6.75%, due 10/25/2028....................37,908
   7,000 Residential Funding Mortgage Securities, 7.66%, due 09/25/2012..............6,989
                                             See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                                MFS Total Return Portfolio
                                           Schedule of Investments (Continued)
                                                June 30, 2000 (Unaudited)
Principal                                                                            Value
Amount                                                                            (Note 2)
------                                                                            --------
CORPORATE BONDS AND NOTES (Continued)
 $60,000 Salton Sea Funding Group Corporation, Senior Secured Bond,
         7.84%, due 05/30/2010.....................................................$58,584
  23,000 Joseph E. Seagram & Sons, Inc., 5.79%, due 04/15/2001......................22,710
  35,000 Joseph E. Seagram & Sons, Inc., 6.40%, due 12/15/2003......................33,500
  21,000 Joseph E. Seagram & Sons, Inc., 7.50%, due 12/15/2018......................20,088
   7,000 Socgen Real Estate Company, LLC, 144A, 7.64%, due 12/29/2049................6,406
  34,000 Sprint Capital Corporation, 6.50%, due 11/15/2001..........................33,563
  42,000 Sprint Capital Corporation, 5.875%, due 05/01/2004.........................39,428
  27,000 Sprint Capital Corporation, 6.90%, due 05/01/2019..........................24,007
   6,000 State Street Corporation, 7.65%, due 06/15/2010.............................5,989
  18,000 SunAmerica Institutional, 5.75%, due 02/16/2009............................15,731
  59,000 TCI Communications Financing III, Capital Securities,
         9.65%, due 03/31/2027......................................................65,183
  12,000 TXU Eastern Funding Company, 6.15%, due 05/15/2002.........................11,627
  11,000 Telecomunicaciones de Puerto Rico, (Puerto Rico),
         6.65%, due 05/15/2006......................................................10,409
  13,000 Tennessee Gas Pipeline Company, 7.625%, due 04/01/2037.....................12,136
   5,000 Texas Gas Transmission Corporation, 7.25%, due 07/15/2027...................4,673
  10,000 Texas Utilities Company, 5.94%, due 10/15/2015..............................9,785
  22,000 Time Warner Entertainment Company, LP, 10.15%, due 05/01/2012..............25,248
  16,000 Time Warner Entertainment Company, LP, 8.375%, due 07/15/2033..............16,130
  10,000 Time Warner, Inc., 6.625%, due 05/15/2029...................................8,254
  43,000 Time Warner, Inc., Pass-thru Asset Trust, 144A, 6.10%, due 12/30/2001......42,179
   9,000 Union Pacific Corporation, 5.78%, due 10/15/2001............................8,792
  15,000 Union Pacific Corporation, 6.34%, due 11/25/2003...........................14,382
  10,000 US Timberlands Company, 9.625%, due 11/15/2007..............................8,800
  22,000 US West Communications, Inc., 7.625%, due 06/09/2003.......................21,941
   7,000 Utilicorp United, Inc., 7.00%, due 07/15/2004...............................6,686
  11,065 Waterford 3 Funding Corporation, Secured Lease Collateral Bond,
         8.09%, due 01/02/2017......................................................10,507
   8,000 Washington Mutual Capital I, Subordinated Capital Income
         Securities, 8.375%, due 06/01/2027..........................................7,093
   7,000 Williams Gas Pipelines, 144A, 7.375%, due 11/15/2006........................6,868
  42,000 Wisconsin Electric Power Company, 6.625%, due 12/01/2002...................41,301
   5,000 WorldCom, Inc., 8.875%, due 01/15/2006......................................5,184
                                                                                    ------
         Total Corporate Bonds and Notes (Cost $3,119,349)...................... 2,967,564
                                                                                 ---------
                                             See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                               MFS Total Return Portfolio
                                           Schedule of Investments (Continued)
                                                June 30, 2000 (Unaudited)
Principal                                                                            Value
Amount                                                                            (Note 2)
------                                                                            --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.10%
         Federal National Mortgage Association (FNMA) - 4.43%
 $30,000 Pool #410201, 5.722%, due 03/01/2009......................................$27,201
  84,000 7.25%, due 01/15/2010......................................................84,846
 108,000 7.125%, due 06/15/2010....................................................108,422
  29,498 Pool #326868, 6.50%, due 10/01/2025........................................27,958
 154,448 Pool #444210, 6.50%, due 09/01/2028.......................................145,761
  35,884 Pool #446373, 6.50%, due 11/01/2028........................................33,860
  36,955 Pool #508538, 7.00%, due 08/01/2029........................................35,673
  75,266 Pool #527823, 7.00%, due 02/01/2030........................................72,655
                                                                                   -------
         Total FNMA................................................................536,376
                                                                                  --------
         Government National Mortgage Association (GNMA) - 4.30%
  67,115 Pool #780214, 8.00%, due 12/15/2022........................................68,059
   4,407 REMIC, 8.00%, due 06/20/2025................................................4,472
  49,349 Pool #377615, 7.50%, due 09/15/2025........................................49,071
  34,618 Pool #410122, 7.50%, due 10/15/2025........................................34,450
  25,683 Pool #247754, 7.50%, due 11/15/2026........................................25,515
  23,823 Pool #780546, 7.50%, due 04/15/2027........................................23,667
  19,977 Pool #453937, 7.50%, due 08/15/2027........................................19,846
  19,083 Pool #455301, 7.50%, due 09/15/2027........................................18,958
  48,895 Pool #433627, 7.00%, due 02/15/2028........................................47,534
  19,852 Pool #469399, 7.00%, due 03/15/2028........................................19,300
  34,714 Pool #467737, 7.00%, due 04/15/2028........................................33,770
  30,765 Pool #480352, 7.00%, due 07/15/2028........................................29,910
  93,953 Pool #525494, 8.00%, due 12/15/2029........................................94,950
  49,855 Pool #500212, 8.00%, due 02/15/2030........................................50,385
                                                                                   -------
         Total GNMA................................................................519,887
                                                                                  --------
         Federal Home Loan Mortgage (FHLM) - 0.37%
  47,733 Pool #C18106, 6.50%, due 11/01/2028........................................45,108
                                                                                   -------
         Total U.S. Government Agency Obligations (Cost $1,119,557)..............1,101,371
                                                                                ----------
TREASURY OBLIGATIONS - 8.19%
         U.S. Treasury Notes - 6.65%
 500,000 6.75%, due 05/15/2005.....................................................511,640
 150,000 4.25%, due 01/15/2010.....................................................152,155
 136,000 6.50%, due 02/15/2010.....................................................140,654
                                                                                  --------
                                                                                   804,449
                                                                                   -------
         U.S. Treasury Bonds - 1.54%
 184,000 6.125%, due 08/15/2029....................................................185,840
                                                                                  --------
         Total Treasury Obligations (Cost $976,052)................................990,289
                                                                                  --------

                                           See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                               MFS Total Return Portfolio
                                          Schedule of Investments (Continued)
                                                June 30, 2000 (Unaudited)
Principal                                                                            Value
Amount                                                                            (Note 2)
------                                                                            --------
CONVERTIBLE BONDS - 0.81%
 $95,000 Loews Corporation, 3.125%, due 09/15/2007.................................$81,715
  31,000 Xerox Corporation, 0%, due 04/21/2018......................................16,236
                                                                                   -------
         Total Convertible Bonds (Cost $98,206).....................................97,951
                                                                                   -------
EUROBONDS - 0.03%
   8,000 Deutsche Finance NV, (Netherlands), 144A,
         0.00%, due 02/12/2017 (Cost $4,128).........................................3,700
                                                                                    ------
TOTAL INVESTMENTS (COST $11,892,832*).......................99.92%             $12,086,171
OTHER ASSETS AND LIABILITIES (NET)...........................0.08                    9,111
                                                            -----                    -----
NET ASSETS.................................................100.00%             $12,095,282
                                                          =======              ===========
* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security
  144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $316,499 or 2.62% of net assets.

                    -----------------------------------------------------------------
                                            GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                                REMIC  Real Estate Mortgage Investment Conduit
                   ------------------------------------------------------------------
                                            See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                                  Strong Growth Portfolio
                                                  Schedule of Investments
                                                 June 30, 2000 (Unaudited)
                                                                                     Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - 93.00%
         Electronics - 19.26%
   1,500 Aeroflex, Inc. +..........................................................$74,531
   1,000 Altera Corporation +......................................................101,937
     600 Applied Materials, Inc. +..................................................54,375
   2,300 Applied Micro Circuits Corporation  +.....................................227,125
   1,000 Celestica, Inc. +..........................................................49,625
   2,000 Comverse Technology, Inc.    +............................................186,000
   1,500 E-Tek Dynamics, Inc.   +..................................................395,719
     600 Flextronics International Ltd.  +..........................................41,212
   2,000 Integrated Device Technology, Inc.  +.....................................119,750
   2,500 Integrated Silicon Solution  +.............................................85,000
   4,000 JDS Uniphase Corporation  +...............................................479,500
   1,000 Micron Technology, Inc.  +.................................................88,062
   1,200 National Semiconductor Corporation  +......................................68,100
   2,100 PE Corporation............................................................138,338
   1,700 PMC Sierra, Inc.   +......................................................302,069
   2,000 SDL, Inc.   +.............................................................570,375
     700 Vitesse Semiconductor Corporation   +......................................51,494
   2,000 Xilinx, Inc.   +..........................................................165,125
                                                                                  --------
                                                                                 3,198,337
                                                                                 ---------
         Drugs & Health Care - 16.37%
   1,600 Allergan, Inc. ...........................................................119,200
   3,000 ALZA Corporation   +......................................................177,375
   2,000 Amgen, Inc.   +...........................................................140,500
   2,500 Cardinal Health, Inc. ....................................................185,000
   1,000 Celgene Corporation  +.....................................................58,875
   1,500 Forest Laboratories, Inc.  +..............................................151,500
     500 Genentech, Inc.   +........................................................86,000
   1,200 Human Genome Sciences, Inc.   +...........................................160,050
     500 Immunex Corporation   +....................................................24,719
   1,300 IVAX Corporation   +.......................................................53,950
   1,200 MedImmune, Inc.   +........................................................88,800
   1,200 Medtronic, Inc. ...........................................................59,775
   1,500 Millennium Pharmaceuticals, Inc.   +......................................167,813
  11,425 Pfizer, Inc.  ............................................................548,400
   1,100 Sepracor, Inc.    +.......................................................132,688
   3,200 Stryker Corporation.......................................................140,000
   1,500 Teva Pharmaceuticals Industries, Ltd.   +..................................83,156
   1,500 Titan Pharmaceuticals, Inc.    +...........................................64,500
                                             See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                                 Strong Growth Portfolio
                                           Schedule of Investments (Continued)
                                                June 30, 2000 (Unaudited)
                                                                                     Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - (Continued)
         Drugs and Health Care - (Continued)
   1,700 UnitedHealth Group, Inc.    +............................................$145,775
   2,400 Watson Pharmaceuticals, Inc.    +.........................................129,000
                                                                                  --------
                                                                                 2,717,076
                                                                                 ---------
         Communications - 15.46%
   3,000 ADC Telecommunications, Inc.    +.........................................251,625
   2,000 Andrew Corporation    +....................................................67,125
   1,000 Copper Mountain Networks, Inc.    +........................................88,125
   1,300 Corning, Inc. ............................................................350,838
   2,800 Digital Microwave Corporation    +........................................106,750
     800 Exodus Communications, Inc.    +...........................................36,850
   5,700 Juniper Networks, Inc.    +...............................................829,706
   3,500 Nokia Corporation ........................................................174,781
   1,600 Nortel Networks Corporation ..............................................109,200
   1,500 Redback Networks, Inc.    +...............................................267,000
     900 Scientific-Atlanta, Inc. ..................................................67,050
   2,500 Sprint PCS Group Corporation    +.........................................148,750
     600 Voicestream Wireless Corporation   +.......................................69,778
                                                                                   -------
                                                                                 2,567,578
                                                                                 ---------
         Software - 9.65%
   2,500 Broadvision, Inc.  +......................................................127,031
     800 Check Point Software Technologies Ltd.  +.................................169,400
     600 Macromedia, Inc.   +.......................................................58,013
   3,400 Oracle Corporation   +....................................................285,813
   1,000 Portal Software, Inc.   +..................................................63,875
   1,400 Siebel Systems, Inc.   +..................................................228,987
   1,100 Verisign, Inc.    +.......................................................194,150
   3,200 Veritas Software Corporation    +.........................................361,650
     700 Vignette Corporation    +..................................................36,411
   2,000 WebTrends Corporation    +.................................................77,375
                                                                                   -------
                                                                                 1,602,705
                                                                                 ---------
         Consumer Discretionary - 7.86%
     900 Best Buy Company, Inc. +...................................................56,925
   1,000 CDW Computer Centers, Inc. +...............................................62,500
   2,550 Dollar Tree Stores, Inc. +................................................100,884
   3,500 Home Depot, Inc. .........................................................174,781
  11,000 Kohl's Corporation +......................................................611,875
   2,000 The Pepsi Bottling Group, Inc. ............................................58,375
   3,900 Starwood Hotels & Resort Worldwide, Inc. .................................126,994
                                         See Notes to Financial Statements

                                        LPT Variable Insurance Series Trust
                                              Strong Growth Portfolio
                                        Schedule of Investments (Continued)
                                             June 30, 2000 (Unaudited)
                                                                                     Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - (Continued)
         Consumer Discretionary - (Continued)
   3,500 Walgreen Company.........................................................$112,656
                                                                                  --------
                                                                                 1,304,990
         Energy - 7.66%
   3,000 Anadarko Petroleum Corporation ...........................................147,938
   2,500 Apache Corporation .......................................................147,031
   1,800 BJ Services Company   +...................................................112,500
   1,000 Devon Energy Corporation...................................................56,187
   1,200 Dynegy, Inc. ..............................................................81,975
   2,400 Enron Corporation.........................................................154,800
   4,300 Ensco International, Inc..................................................153,994
   9,700 Key Energy Services, Inc.    +.............................................93,363
   1,800 Nabors Industries, Inc.    +...............................................74,812
   1,800 Noble Affiliates, Inc. ....................................................63,325
   1,000 Noble Drilling Corporation    +............................................41,188
   3,700 R & B Falcon Corporation   +...............................................87,181
     800 Smith International, Inc.   +..............................................58,250
                                                                                   -------
                                                                                 1,272,544
                                                                                 ---------
         Computers & Business Equipment - 6.37%
     400 Brocade Communications Systems, Inc. +.....................................73,394
  12,000 Cisco Systems, Inc. +.....................................................762,750
   3,000 Fiserv, Inc. +............................................................129,750
   1,500 Sun Microsystems, Inc.  +..................................................90,937
                                                                                   -------
                                                                                 1,056,831
                                                                                 ---------
         Financial Services - 4.95%
   4,000 Citigroup, Inc. ..........................................................241,000
   2,100 Concord EFS, Inc.  +.......................................................54,600
   1,000 Federated Investors, Inc. .................................................35,062
   1,100 Golden West Financial Corporation..........................................44,894
   1,100 Legg Mason, Inc. ..........................................................55,000
   1,500 Morgan Stanley Dean Witter & Company......................................124,875
   2,000 Northern Trust Corporation................................................130,125
   1,100 Paine Webber Group, Inc. ..................................................50,050
     500 State Street Corporation...................................................53,031
   1,000 Waddell & Reed Financial, Inc. ............................................32,813
                                                                                   -------
                                                                                   821,450
                                                                                   -------
         Business Services - 2.51%
   2,000 Apollo Group, Inc. ........................................................56,000
   4,500 Paychex, Inc. ............................................................189,000
                                         See Notes to Financial Statements

                                         LPT Variable Insurance Series Trust
                                               Strong Growth Portfolio
                                         Schedule of Investments (Continued)
                                              June 30, 2000 (Unaudited)

                                                                                     Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - (Continued)
         Business Services - (Continued)
   6,000 Robert Half International, Inc. .........................................$171,000
                                                                                  --------
                                                                                   416,000
                                                                                   -------
         Utilities - 1.17%
   3,200 Coastal Corporation.......................................................194,800
                                                                                  --------
         Broadcasting & Publishing - 0.94%
   1,500 Univision Communications, Inc. +..........................................155,250
                                                                                  --------
         Transportation - 0.80%
   3,700 Tidewater, Inc. ..........................................................133,200
                                                                                  --------
         Total Common Stocks (Cost $11,891,640).................................15,440,761
                                                                               -----------
Principal
Amount
------
SHORT-TERM OBLIGATION - 6.34%%
           Repurchase Agreement - 6.34%
$1,052,000 Repurchase Agreement with State Street
           Bank and Trust Company, dated 06/30/00 at
           5.25%, due 07/03/00, maturity value $1,052,460
           (collateralized by U.S. Treasury Note, 5.625%, due 09/30/01, par value $1,075,000; market value $1,078,277)
          (Cost $1,052,000) .....................................................1,052,000
                                                                                ----------
TOTAL INVESTMENTS (COST $12,943,640*)..........................99.34%          $16,492,761
OTHER ASSETS AND LIABILITIES (NET)..............................0.66               110,012
                                                               -----               -------
NET ASSETS....................................................100.00%          $16,602,773
                                                             =======           ===========
*  Aggregate cost for Federal tax purposes (Note 4)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    -----------------------------------------------------------------
                                        See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                         RS Diversified Growth Portfolio
                                              Schedule of Investments
                                             June 30, 2000 (Unaudited)
                                                                                     Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - 98.65%
         Communications - 19.61%
   5,850 CapRock Communications Corporation +....................................$114,075
   7,200 Comtech Telecommunications Corporation  +................................118,800
   2,600 Digital Island, Inc.  +..................................................126,425
     500 Digital Lightwave, Inc.  +................................................50,250
  40,000 e.spire Communications, Inc.  +..........................................270,000
   5,000 Finisar Corporation  +...................................................130,938
  22,400 Latitude Communications, Inc.  +.........................................250,600
  40,300 Motient Corporation  +...................................................632,206
  17,300 Primus Telecommunications Group, Inc.  +.................................430,338
  11,300 SpectraLink Corporation  +...............................................165,263
  17,700 Startec Global Communications Corporation    +...........................189,169
  20,000 Weblink Wireless, Inc.   +...............................................265,000
   8,000 WorldQuest Networks, Inc.   +.............................................57,000
                                                                                  -------
                                                                                2,800,064
                                                                                ---------
         Energy - 15.53%
   3,100 Barrett Resources Corporation    +........................................94,356
  60,000 Bonus Resource Services Corporation    +.................................147,973
   3,000 Devon Energy Corporation.................................................168,563
  10,000 Global Industries, Inc.    +.............................................188,750
   6,000 Global Marine, Inc.   +..................................................169,125
   6,000 National-Oilwell, Inc.   +...............................................197,250
   5,500 Precision Drilling Corporation  +........................................212,438
   5,500 R&B Falcon Corporation  +................................................141,375
   5,000 Talisman Energy, Inc.  +.................................................165,625
  12,500 Unit Corporation  +......................................................168,750
   2,300 Universal Compression Holdings, Inc.  +...................................77,050
  10,400 Valero Energy Corporation................................................330,200
   6,000 Veritas DGC, Inc.  +.....................................................156,000
                                                                                 --------
                                                                                2,217,455
                                                                                ---------
         Software - 10.70%
  50,000 AVT Corporation   +......................................................122,500
   5,000 Caminus Corporation   +..................................................368,750
   7,000 Exchange Applications, Inc.   +..........................................186,375
   5,600 FirePond, Inc.   +.......................................................201,600
  17,500 Informix Corporation   +.................................................130,156
   1,100 Interwoven, Inc.  +......................................................120,983
   5,100 Peregrine Systems, Inc.  +...............................................176,906
   1,700 Precise Software Solutions Ltd.    +......................................40,800
   1,300 Retek, Inc.    +..........................................................41,600
                                         See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                         RS Diversified Growth Portfolio
                                       Schedule of Investments (Continued)
                                             June 30, 2000 (Unaudited)
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS (Continued)
         Software - (Continued)
   2,500 WatchGuard Technologies, Inc.    +......................................$137,344
                                                                                 --------
                                                                                1,527,014
                                                                                ---------
         Drugs & Health Care - 9.67%
       6 Bergen Brunswig Corporation ..................................................33
   2,000 Charles River Laboratories, Inc.    +.....................................44,375
  10,000 Community Health Systems, Inc.    +......................................161,875
   6,000 Cytyc Corporation    +...................................................320,250
  25,000 Novavax, Inc.    +.......................................................182,813
  16,200 Omnicare, Inc. ..........................................................146,812
   9,600 Oxford Health Plans, Inc.    +...........................................228,600
   7,500 Sunrise Assisted Living, Inc.    +.......................................138,750
   5,800 Tenet Healthcare Corporation    +........................................156,600
                                                                                 --------
                                                                                1,380,108
                                                                                ---------
         Financial Services - 8.31%
   2,400 AMBAC Financial Group, Inc. .............................................131,550
  67,946 Billserv.com, Inc.   +...................................................624,254
   7,000 Golden State Bancorp, Inc.   +...........................................126,000
   5,000 Washington Mutual, Inc. .................................................144,375
   3,500 Zions Bancorporation.....................................................160,617
                                                                                 --------
                                                                                1,186,796
                                                                                ---------
         Electronics - 7.08%
   1,700 Amphenol Corporation   +.................................................112,519
     400 CyberOptics Corporation  +................................................18,500
   2,700 Electro Scientific Industries, Inc.  +...................................118,884
   1,500 Jabil Circuit, Inc.  +....................................................74,437
     600 Manufacturers Services Ltd.   +...........................................12,338
      50 Marvell Technology Group Ltd.   +..........................................2,850
  16,200 Metretek Technologies, Inc.   +..........................................109,350
  25,700 Oak Technology, Inc.   +.................................................554,156
     300 Stratos Lightwave, Inc.   +................................................8,362
                                                                                   ------
                                                                                1,011,396
                                                                                ---------
         Business Services - 6.54%
   6,000 Acxiom Corporation  +....................................................163,500
   7,500 C-bridge Internet Solutions, Inc.   +....................................130,312
  12,000 iXL Enterprises, Inc.   +................................................174,000
  15,000 Pilot Network Services, Inc.   +.........................................223,125
  24,900 SITEL Corporation   +....................................................122,944
                                            See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                            RS Diversified Growth Portfolio
                                           Schedule of Investments (Continued)
                                                 June 30, 2000 (Unaudited)

                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS (Continued)
         Business Services - (Continued)
  16,400 Stamps.com, Inc.    +..................................................$ 119,925
                                                                                ---------
                                                                                  933,806
                                                                                  -------
         Consumer Discretionary - 5.90%
  37,600 Cyberian Outpost, Inc.   +...............................................180,950
  30,000 Interactive Network, Inc.   +.............................................54,375
   3,000 Michaels Stores, Inc.   +................................................137,438
   4,200 Pacific Sunwear of California, Inc.   +...................................78,750
  33,700 Shop At Home, Inc.   +...................................................157,442
  34,200 SkyMall, Inc.   +.........................................................81,225
  18,800 Steakhouse Partners, Inc.   +.............................................56,400
   4,000 Valuevision International, Inc.  +........................................96,000
                                                                                  -------
                                                                                  842,580
                                                                                  -------
         Transportation - 3.43%
   2,300 Landstar System, Inc.  +.................................................136,994
  44,000 United Shipping & Technology, Inc.   +...................................352,000
                                                                                 --------
                                                                                  488,994
                                                                                  -------
         Capital Goods - 3.34%
   9,200 Fleetwood Enterprises, Inc. .............................................131,100
  44,000 Republic Services, Inc.   +..............................................172,800
   3,000 Southdown, Inc. .........................................................173,250
                                                                                 --------
                                                                                  477,150
                                                                                  -------
         Computers & Business Equipment - 3.26%
  21,100 Auspex Systems, Inc.   +.................................................104,181
   2,100 Cobalt Networks, Inc.   +................................................121,537
   6,700 Diebold, Inc. ...........................................................186,763
   5,000 Maxtor Corporation   +....................................................52,812
                                                                                  -------
                                                                                  465,293
                                                                                  -------
         Utilities - 2.28%
   3,900 El Paso Energy Corporation...............................................198,656
   5,800 Energen Corporation......................................................126,512
                                                                                 --------
                                                                                  325,168
                                                                                  -------
         Broadcasting & Publishing - 1.70%
  10,000 LodgeNet Entertainment Corporation   +...................................242,500
                                                                                 --------
         Consumer Services - 0.71 %
   5,900 United Rentals, Inc. ....................................................101,037
                                                                                 --------
                                            See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                             RS Diversified Growth Portfolio
                                           Schedule of Investments (Continued)
                                                June 30, 2000 (Unaudited)
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS (Continued)
         Real Estate - 0.59 %
   2,900 homestore.com, Inc.   +.................................................$ 84,644
                                                                                 --------
         Total Common Stocks (Cost $13,072,040)................................14,084,005
                                                                              -----------
Principal
Amount
------
SHORT-TERM OBLIGATION - 1.80%
         Repurchase Agreement - 1.80%
$257,000 Repurchase Agreement with State Street
         Bank and Trust Company, dated 06/30/00 at
         5.25%, due 07/03/00, maturity value $257,112
         (collateralized by U.S. Treasury Note, 5.625%, due
         09/30/01, par value $265,000; market value $265,808)
         (Cost $257,000) ........................................................257,000
               --------                                                         --------
TOTAL INVESTMENTS (COST $13,329,040*)......................100.45%           $14,341,005
OTHER ASSETS AND LIABILITIES (NET)..........................(0.45)               (64,569)
                                                            -----                -------
NET ASSETS      ...........................................100.00%           $14,276,436
                                                          =======            ===========

* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security




                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    -----------------------------------------------------------------
                                     See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                    Lexington Corporate Leaders Portfolio
                                           Schedule of Investments
                                          June 30, 2000 (Unaudited)
                                                                                   Value
Shares                                                                          (Note 2)
------                                                                          --------
COMMON STOCKS - 98.61%
         Energy - 18.08%
   3,375 Chevron Corporation....................................................$286,242
   3,375 Exxon Mobil Corporation.................................................264,938
   3,375 Royal Dutch Petroleum Company, NY Shares................................207,773
   3,375 Schlumberger, Ltd.  ....................................................251,859
   3,375 Texaco, Inc.  ..........................................................179,719
   3,375 Transocean Sedco Forex, Inc.   .........................................180,352
   3,375 Union Pacific Corporation...............................................125,508
                                                                                --------
                                                                               1,496,391
                                                                               ---------
         Consumer Discretionary - 14.40%
   3,375 Coca Cola Company.......................................................193,852
   3,375 Eastman Kodak Company...................................................200,813
   3,375 Fortune Brands, Inc.  ...................................................77,836
   3,375 McDonalds Corporation...................................................111,164
   3,375 Philip Morris Companies, Inc. ...........................................89,648
   3,375 Procter & Gamble Company................................................193,219
   3,375 Wal-Mart Stores, Inc.  .................................................194,484
   3,375 Walt Disney Company.....................................................130,992
                                                                                --------
                                                                               1,192,008
                                                                               ---------
         Financial Services - 13.32%
  10,125 American Express Company................................................527,766
   3,375 Citigroup, Inc.  .......................................................203,344
   3,375 J.P. Morgan & Company, Inc. ............................................371,672
                                                                                --------
                                                                               1,102,782
                                                                               ---------
         Electronics - 8.49%
   1,287 Agilent Technologies, Inc.    +..........................................94,933
   3,375 Honeywell International, Inc.  .........................................113,695
   3,375 Lucent Technologies, Inc.  .............................................199,969
  10,125 Motorola, Inc. .........................................................294,258
                                                                                --------
                                                                                 702,855
                                                                                 -------
         Producer Durables - 7.86%
   3,375 Caterpillar, Inc.  .....................................................114,328
  10,125 General Electric Company................................................536,625
                                                                                --------
                                                                                 650,953
                                                                                 -------
         Materials & Processing - 7.53%
   6,750 Alcoa, Inc.  ...........................................................195,750
   3,375 Bethlehem Steel Corporation +............................................12,023
                                            See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                         Lexington Corporate Leaders Portfolio
                                          Schedule of Investments (Continued)
                                              June 30, 2000 (Unaudited)
                                                                                   Value
Shares                                                                          (Note 2)
------                                                                          --------
COMMON STOCKS - (Continued)
         Materials & Processing - (Continued)
   3,375 DuPont (E.I.) DeNemours & Company......................................$147,656
   3,375 International Paper Company.............................................100,617
   3,375 Union Carbide Corporation...............................................167,063
                                                                                --------
                                                                                 623,109
                                                                                 -------
         Drugs & Health Care - 7.28%
   3,375 Johnson & Johnson.......................................................343,828
   3,375 Merck & Company, Inc.  .................................................258,609
                                                                                --------
                                                                                 602,437
                                                                                 -------
         Utilities - 7.09%
   3,375 Ameren Corporation......................................................113,906
   3,375 Consolidated Edison Company of New York..................................99,984
   3,375 Duke Energy Company.....................................................190,266
   3,375 PG&E Corporation.........................................................83,109
   3,375 Reliant Energy, Inc.  ...................................................99,773
                                                                                 -------
                                                                                 587,038
                                                                                 -------
         Computers & Business Equipment - 5.09%
   3,375 Hewlett Packard Company.................................................421,453
                                                                                --------
         Autos & Transportation - 5.01%
   3,375 Burlington Northern Santa Fe Corporation.................................77,414
   3,375 General Motors Corporation..............................................195,961
   3,375 Goodyear Tire and Rubber Company.........................................67,500
   3,375 Union Pacific Resources Group, Inc. .....................................74,250
                                                                                 -------
                                                                                 415,125
                                                                                 -------
         Aerospace - 1.71%
   3,375 Boeing Company..........................................................141,117
                                                                                --------
         Communications - 1.29%
   3,375 AT&T Corporation........................................................106,734
                                                                                --------
         Consumer Staples - 0.87%
   3,375 Gallaher Group PLC, ADR..................................................72,352
                                                                                 -------
         Consumer Cyclical - 0.59%
   3,375 Delphi Automotive Systems Corporation....................................49,149
                                                                                 -------
         Total Common Stocks (Cost $7,500,684).................................8,163,503
                                                                              ----------
                                         See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                         Lexington Corporate Leaders Portfolio
                                          Schedule of Investments (Continued)
                                               June 30, 2000 (Unaudited)
Principal                                                                          Value
Amount                                                                          (Note 2)
------                                                                          --------

SHORT-TERM OBLIGATIONS - 1.75 %
         Repurchase Agreement - 1.74%
$144,000 Repurchase Agreement with State Street
         Bank and Trust Company, dated 06/30/00 at
         5.25%, due 07/03/00, maturity value $144,063
         (collateralized by U.S. Treasury Note, 5.625%, due
         09/30/01, par value $150,000; market value $150,457)
         (Cost $144,000)........................................................$144,000
                                                                                --------
Shares
------
         Investment Company - 0.01%
     850 Seven Seas Money Market Fund (Cost $850)....................................850
                                                                                    ----
         Total Short-Term Obligations (Cost $144,850)............................144,850
                                                                                --------
TOTAL INVESTMENTS (COST $7,645,534*).......................100.36%            $8,308,353
OTHER ASSETS AND LIABILITIES (NET)..........................(0.36)               (30,215)
                                                            -----                -------
NET ASSETS.................................................100.00%            $8,278,138
                                                          =======             ==========
* Aggregate cost for Federal tax purposes  (Note 4)
+ Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt

                    -----------------------------------------------------------------
                                          See Notes to Financial Statements

                                         LPT Variable Insurance Series Trust
                                             SAI Global Leaders Portfolio
                                               Schedule of Investments
                                             June 30, 2000 (Unaudited)
                                                                                   Value
Shares                                                                          (Note 2)
------                                                                          --------
COMMON STOCKS - 104.14%
         Financial Services - 21.58%
   3,500 ABN-AMRO Holding N.V., ADR   ...........................................$85,969
   2,000 AEGON, ADR...............................................................71,250
   1,500 American Express Company.................................................78,187
   1,700 Bank Of New York, Inc. ..................................................79,050
   1,200 Citigroup, Inc.  ........................................................72,300
     700 Merrill Lynch & Company, Inc. ...........................................80,500
                                                                                 -------
                                                                                 467,256
                                                                                 -------
         Consumer Discretionary - 15.14%
   4,500 Carnival Corporation.....................................................87,750
   2,400 Costco Wholesale Corporation  +..........................................79,200
   1,400 Procter & Gamble Company.................................................80,150
   1,400 Wal-Mart Stores, Inc. ...................................................80,675
                                                                                 -------
                                                                                 327,775
                                                                                 -------
         Electronics -  14.00%
     600 Intel Corporation........................................................80,213
   1,500 Nokia Corporation, ADR   ................................................74,906
   1,100 PE Corporation...........................................................72,463
     500 Siemens AG, ADR..........................................................75,489
                                                                                 -------
                                                                                 303,071
                                                                                 -------
         Drugs & Health Care - 13.47%
   1,500 Bristol Myers Squibb Company.............................................87,375
   1,100 Merck & Company, Inc.  ..................................................84,287
   2,500 Pfizer, Inc.  ..........................................................120,000
                                                                                --------
                                                                                 291,662
                                                                                 -------
         Software - 8.54%
   1,425 Computer Associates International, Inc.  ................................72,942
   1,400 Microsoft Corporation   +...............................................112,000
                                                                                --------
                                                                                 184,942
                                                                                 -------
         Communications -  5.73%
     600 Sprint Corporation.......................................................30,600
   1,700 Vodafone Airtouch PLC, ADR  .............................................70,444
     500 WorldCom, Inc.   +.......................................................22,937
                                                                                 -------
                                                                                 123,981
                                                                                 -------
         Investment Company - 4.14%
   3,700 Webs Germany Index Fund, Inc.  +.........................................89,725
                                                                                 -------
         Consumer Non-Cyclical - 3.88%
   1,700 Lauder Estee Companies, Inc. ............................................84,044
                                                                                 -------
                                            See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                              SAI Global Leaders Portfolio
                                           Schedule of Investments (Continued)
                                                 June 30, 2000 (Unaudited)
                                                                                   Value
Shares                                                                          (Note 2)
------                                                                          --------
COMMON STOCKS - (Continued)
         Utilities - 3.77%
   4,600 Vivendi, ADR ...........................................................$81,532
                                                                                 -------
         Computer & Business Equipment - 3.64%
   1,600 Dell Computer Corporation   +............................................78,900
                                                                                 -------
         Broadcasting & Publishing - 3.51%
   1,000 Time Warner, Inc.  ......................................................76,000
                                                                                 -------
         Consumer Cyclical - 3.48%
     800 Sony Corporation.........................................................75,450
                                                                                 -------
         Energy - 3.26%
     900 Exxon Mobil Corporation..................................................70,650
                                                                                 -------
TOTAL COMMON STOCKS (Cost $2,169,976*).....................104.14%             2,254,988
OTHER ASSETS AND LIABILITIES (NET)..........................(4.14)               (89,702)
                                                            -----                -------
NET ASSETS.................................................100.00%            $2,165,286
                                                          =======             ==========

* Aggregate cost for Federal tax purposes  (Note 4)
+ Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt

                   ------------------------------------------------------------------
                                           See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2000 (UNAUDITED)

1.     Organization and Business

The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The Trust offers six managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Harris Associates Value, MFS Total Return, Strong Growth, RS Diversified Growth, Lexington Corporate Leaders, and SAI Global Leaders Portfolios (the "Portfolios").

Prior to January 1, 2000, the RS Diversified Growth was known as the Robert Stephens Diversifed Growth Portfolio. Prior to May 1, 1997, the Harris
Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to January 1, 2000, Robertson Stephens & Company Investment Management, L.P. served as sub-advisor to the RS Diversified Growth Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio.

Effective August 1, 2000, Select Advisors, Inc. changed its name to London Pacific Advisors ("LPA"). In connection with this change, the SAI Global Leaders Portfolio changed its name to LPA Global Leaders Portfolio. Effective August 3, 2000, LPA replaced Lexington Management Corporation as sub-advisor to the Lexington Corporate Leaders Portfolio. In connection with this change in sub-advisors, the Portfolio changed its name to LPA Core Equity Portfolio.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed- upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of
                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

2.       Significant Accounting Policies (continued):

Repurchase Aggreements (continued) counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

Option Contracts: All Portfolios may purchase and/or write put and call options on Portfolio securities or foreign currencies. The Portfolios may use options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Portfolio's exposure to the underlying instrument or to hedge other Portfolio investments.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit or incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or, for over-the-counter options, because of a counter party's inabilty to perform.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are not separately disclosed.

Forward Foreign Currency Contracts: All Portfolios may enter into forward foreign currency contracts, whereby the Portfolios agree to buy and sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and distributed at least annually for all Portfolios. All Portfolios declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

2.     Significant Accounting Policies (continued)

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to federal excise tax. Therefore, no federal income tax provision is required.

Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated equally among the respective Portfolios.

3.     Investment Advisory, Sub-advisory, and Other Related Party Transactions

LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Select Advisors, Inc., a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the SAI Global Leaders Portfolio. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio; Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio; Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio; RS Investment Management Company, L.P. (formerly Robertson Stephens & Company Investment Management, L.P.,) serves as sub-advisor to the Robertson Stephens Diversified Growth Portfolio; and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as sub-advisor to the Lexington Corporate Leaders Portfolio.

The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:


                                     Fees on         Fees on
                                     Average        Average Net       Fees on
                                    Net Assets    Assets Between    Average Net
                                    up to $25    $25 Million and     Exceeding
     Name of Portfolio               Million       $100 Million    $100 Million
     -----------------               -------       ------------    ------------

Harris Associates Value
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .75%            .60%             .50%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*        1.00%            .85%             .75%
                                      ====             ===              ===

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)


                                     Fees on          Fees on        Fees on
                                     Average        Average Net    Average Net
                                    Net Assets     Assets Between    Assets
                                   up to $200      $200 Million   Exceeding $1.3
       Name of Portfolio             Million      and $1.3 Billion   Billion
       -----------------             -------      ----------------   -------

MFS Total Return Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .75%            .70%             .65%
                                       ===             ===              ===

                                                    Fees on
                                                  Average Net        Fees on
                                    Fees on     Assets Between     Average Net
                                   Average Net   $150 Million         Assets
                                  Assets up to         and           Exceeding
         Name of Portfolio        $150 Million    $500 Million     $500 Million
         -----------------        ------------    ------------     ------------

Strong Growth Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .75%            .70%             .65%
                                       ===             ===              ===

                                                       Fees on
                                       Fees on       Average Net    Fees on Average     Fees on
                                     Average Net   Assets Between      Net Assets      Average Net
                                       Assets up      $10 Million       Between          Assets
                                       to $10            and        $35 Million and     Exceeding
       Name of Portfolio               Million       $35 Million      $200 Million    $200 Million
       -----------------               -------       -----------      ------------    ------------

RS Diversified
Growth Portfolio
     LPIMC                               .25%           .25%              .25%             .25%
     Sub-advisor                         .70%           .65%              .60%             .55%
                                         ---            ---               ---              ---
     Total Fees Paid to LPIMC*           .95%           .90%              .85%             .80%
                                         ===            ===               ===              ===



                                                   Fees on Average        Fees on
                                    Fees on      Net Assets Between     Average Net
                                  Average Net         $10 Million         Assets
                                  Assets up to            and           Exceeding
           Name of Portfolio      $10 Million        $100 Million      $100 Million
           -----------------      -----------        ------------      ------------

Lexington Corporate Leaders
Portfolio
     LPIMC                             .25%            .25%              .25%
     Sub-advisor                       .40%            .35%              .30%
                                       ---             ---               ---
     Total Fees Paid to LPIMC*         .65%            .60%              .55%
                                       ===             ===               ===

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

                                                      Fees on         Fees on
                                     Fees on         Average Net     Average Net
                                     Average        Assets Between     Assets
                                    Net Assets     $25 Million and  Exceeding $100
Name of Portfolio                up to $25 Million  $100 Million       Million
-----------------                -----------------  ------------       -------

SAI Global Leaders Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .75%            .70%             .65%
                                       ===             ===              ===

*Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the sub-advisor.

LPIMC and Select Advisors, Inc. have voluntarily agreed to waive all fees payable to them until total assets reach $5 million. Any fee waivers are passed through to the Portfolios.

In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Strong Growth Portfolio - 1.29%; RS Diversified Growth Portfolio - 1.39%; Lexington Corporate Leaders Portfolio - 1.29%; and SAI Global Leaders - 1.29%), London Pacific has agreed, through December 31, 2000, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 2000, without prior notice to existing shareholders.

For the six months ended June 30, 2000, London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       Name of Portfolio                                   Reimbursement
       -----------------                                   -------------
Harris Associates Value Portfolio                               $22,230
MFS Total Return Portfolio                                       20,722
Strong Growth Portfolio                                          10,815
RS Diversified Growth Portfolio                                  10,774
Lexington Corporate Leaders Portfolio                             6,144
SAI Global Leaders Portfolio                                     21,349

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

4.     Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000, were as follows:

                                                             Purchases                     Sales
                                                             ---------                     -----

Portfolio                                              Other         Government       Other      Government
---------                                              -----         ----------       -----      ----------
Harris Associates Value Portfolio                    $3,803,279            $0      $2,793,011            $0
MFS Total Return Portfolio                            3,164,284     2,800,014       3,876,447     2,472,291
Strong Growth Portfolio                              29,365,700             0      29,928,738             0
RS Diversified Growth Portfolio                      27,540,916             0      28,463,025             0
Lexington Corporate Leaders Portfolio                   586,387             0         940,194             0
SAI Global Leaders Portfolio                          1,404,090             0         521,489             0

At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                                             Net Unrealized
                                                          Unrealized        Unrealized        Appreciation
Portfolio                                                Appreciation      Depreciation      (Depreciation)          Cost
---------                                                ------------      ------------      --------------          ----
Harris Associates Value Portfolio                            $284,403         $985,228           ($700,825)       $7,310,414
MFS Total Return Portfolio                                    842,592          649,253             193,339        11,892,832
Strong Growth Portfolio                                     3,704,503          155,382           3,549,121        12,943,640
RS Diversified Growth Portfolio                             2,857,850        1,845,885           1,011,965        13,329,040
Lexington Corporate Leaders Portfolio                       1,501,165          838,346             662,819         7,645,534
SAI Global Leaders Portfolio                                  224,867          139,855              85,012         2,169,976

5.     Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares.
Changes in shares of beneficial interest were as follows:

                                                              Harris Associates Value Portfolio
                                                              ---------------------------------

                            Six Months Ended June 30, 2000 (Unaudited)      Year ended December 31, 1999
                                       Shares              Amount                 Shares                Amount
                                       ------              ------                 ------                ------
Sold                                    161,390           $ 2,084,523             63,421              $ 907,367
Reinvestment of dividends                     0                     0             23,940                339,372
Redeemed                               (121,759)           (1,551,246)          (133,513)            (1,936,658)
                                       --------            ----------           --------             ----------
Net increase (decrease)                  39,631             $ 533,277            (46,152)            $ (689,919)
                                         ======             =========            =======             ==========

                                                                MFS Total Return Portfolio
                                                                --------------------------

                                        Shares                Amount              Shares                 Amount
                                        ------                ------              ------                 ------

Sold                                     68,584             $ 942,265            190,617           $ 2,725,942
Reinvestment of dividends                     0                     0             54,552               757,089
Redeemed                               (165,282)           (2,225,295)          (119,339)           (1,690,115)
                                       --------            ----------           --------            ----------
Net increase (decrease)                 (96,698)          ($1,283,030)           125,830           $ 1,792,916
                                        =======           ===========            =======           ===========

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

5.     Shares of Beneficial Interest (continued)

                                                              Strong Growth Portfolio
                                                              -----------------------

                            Six Months Ended June 30, 2000 (Unaudited)      Year ended December 31, 1999
                                        Shares                Amount              Shares               Amount
                                        ------                ------              ------               ------

Sold                                    107,181           $ 3,303,195            217,250         $ 4,211,902
Reinvestment of dividends                     0                     0             64,061           1,651,631
Redeemed                                (77,859)           (2,179,774)          (158,464)         (3,271,087)
                                        -------            ----------           --------          ----------
Net increase                             29,322           $ 1,123,421            122,847         $ 2,592,446
                                         ======           ===========            =======         ===========


                                                     RS Diversified Growth Portfolio
                                                     -------------------------------

                                        Shares                Amount              Shares               Amount
                                        ------                ------              ------               ------

Sold                                    132,265          $ 3,316,733             164,526         $ 2,744,479
Reinvestment of dividends                     0                    0             128,641           2,740,723
Redeemed                               (152,059)          (3,968,031)           (161,930)         (2,722,879)
                                       --------           ----------            --------          ----------
Net increase (decrease)                 (19,794)           ($651,298)            131,237         $ 2,762,323
                                        =======            =========             =======         ===========


                                                     Lexington Corporate Leaders Portfolio
                                                     -------------------------------------

                                        Shares                Amount              Shares               Amount
                                        ------                ------              ------               ------

Sold                                     71,907          $ 1,207,201             316,043         $ 4,506,043
Reinvestment of dividends                     0                    0               1,096              14,110
Redeemed                                (85,036)          (1,429,736)            (29,244)           (423,355)
                                        -------           ----------             -------            --------
Net increase (decrease)                 (13,129)           ($222,535)            287,895         $ 4,096,798
                                        =======            =========             =======         ===========


                                           SAI Global Leaders Portfolio
                                           ----------------------------
                                                                                            Period from May 11, 1999 -
                                                                                                  December 31, 1999
                                        Shares                Amount              Shares               Amount
                                        ------                ------              ------               ------

Sold                                     90,860          $ 1,018,249             131,596         $ 1,380,335
Redeemed                                (21,495)            (234,620)             (1,083)            (11,453)
                                        -------             --------              ------             -------
Net increase                             69,365             $783,629             130,513          $1,368,882
                                         ======             ========             =======          ==========

6.    Foreign Securities

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.       Capital Loss Carryforward

At June 30, 2000 , SAI Global Leaders had a loss carryforward amount of $5,652, which expires on December 31, 2007.